Exhibit 1.01

MKS INSTRUMENTS, INC.

Conflict Minerals Report

For The Year Ended December 31, 2015

Special Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect management’s current opinions and are subject to certain risks and uncertainties that could cause actual results to differ materially from those stated. MKS assumes no obligation to update this information. Risks and uncertainties include, but are not limited to, those discussed in the section entitled “Risk Factors” found in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC).

Summary of the Conflict Minerals Rule

This report for the year ended December 31, 2015 is included to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (the Conflict Minerals Rule) which was adopted by the SEC to implement reporting and disclosure requirements related to Conflict Minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd- Frank Act). The Conflict Minerals Rule imposes certain reporting obligations on a company that files reports with the SEC under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (a public company) whose manufactured products contain Conflict Minerals which are necessary to the functionality or production of their products. Conflict minerals are defined as gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, tantalum, tin and tungsten (Conflict Minerals).

If a public company cannot establish that the Conflict Minerals originated from sources other than the Democratic Republic of the Congo or an adjoining country (the Covered Countries), or from recycled and scrap sources, they must submit a Form SD which describes the reasonable country of origin inquiry completed.

If a public company has reason to believe that any of the Conflict Minerals in its supply chain may have originated in the Covered Countries, or if it is unable to determine the country of origin of those Conflict Minerals, then that company must exercise due diligence on the Conflict Minerals’ source and chain of custody. The company must annually submit a report to the SEC that includes a description of those due diligence measures (Conflict Minerals Report).

1.	Company Overview

This report has been prepared by management of MKS Instruments, Inc. (herein referred to as “MKS,” the “Company,” “we,” “us,” or “our”). The information includes the activities of MKS and all of its subsidiaries.

Founded in 1961, MKS develops, manufactures, sells and services products that measure, control, power and monitor critical parameters of advanced manufacturing processes. As of December 31, 2015, MKS employed more than 2,100 individuals.

MKS’ product portfolio includes more than 10,000 products. We group our products into three groups of similar products based upon the similarity of product function. These three groups of products are: Instruments, Control and Vacuum Products, Power and Reactive Gas Products and Analytical Solutions Products. Our products are derived from our core competencies in pressure measurement and control, materials delivery, gas composition analysis, control and information technology, power and reactive gas generation and vacuum technology. Our products are used in diverse markets, applications and processes. Our primary served markets are manufacturers of capital equipment for semiconductor devices, and for other thin film applications including flat panel displays, solar cells, light emitting diodes (LEDs), data storage media and other advanced coatings. We also leverage our technology into other markets with advanced manufacturing applications, including medical equipment, pharmaceutical manufacturing, energy generation and environmental monitoring.

Except for our software products and certain metal product lines in our Instruments, Control and Vacuum Products group (e.g. fittings, flanges, tubing, etc.) virtually all of the products we manufacture or contract to manufacture include electronic components, and almost all electronic components and related assemblies include tin (in the form of solder), gold (in the form of the surface finish of connector contacts, connector pins, printed circuit board contacts, etc.) and tantalum (in the form of tantalum capacitors), and occasionally tungsten (in the form of filament wire of indirect gauging measurement technology). As a result, Conflict Minerals are found in almost all of our products.

Supply Chain

With such an extensive product portfolio, our supply chain is highly complex. In 2015, MKS and its subsidiaries purchased supplies from over 1,500 suppliers across the world. In addition to dealing with a very large number of suppliers, MKS deals with multiple tiers of suppliers. We are many steps removed from the mining of the Conflict Minerals and the smelting and refining of the raw ores. We do not buy raw ore or unrefined Conflict Minerals or make purchases from the Covered Countries. We also do not buy directly from smelters or refiners. The smelters and refiners are in the best position in our supply chain to know the origin of the ores. For these reasons, the process of mapping our end-to-end supply chain is extremely onerous.

In order to comply with the Conflict Minerals Rule, we rely on our direct suppliers to provide information on the origin of the Conflict Minerals contained in components and materials supplied to us – including sources of Conflict Minerals that are supplied to them from lower tier suppliers. For 2013, we believed a reasonable approach was to conduct a survey of the suppliers who represented the majority of our expenditures in that year. We sent a survey to 514 of our direct suppliers representing in excess of 77% of our 2013 expenditures. For 2014, we expanded our supplier outreach efforts by contacting 957 of our direct suppliers representing in excess of 80% of our 2014 expenditures. In 2015, we expanded our supplier outreach efforts again, contacting over 1,400 of our direct suppliers and many more manufacturers represented by distributors, representing over 99% of our 2015 expenditures. We then followed up with periodic electronic reminders and telephone calls to those suppliers who had not completed the surveys.

Despite having conducted a good faith reasonable country of origin inquiry, we are unable to determine the origin of all of the Conflict Minerals in our products and therefore cannot exclude the possibility that some may have originated in the Covered Countries. Due to the complexity of our broad product portfolio and supply chain, it will take additional time for many of our suppliers to verify the origin of the Conflict Minerals in the products they supply to us. We continue to engage with each of these suppliers and they in turn continue to engage with their suppliers. We hope that with additional time, these outreach efforts will result in greater transparency into our supply chain. For these reasons, we are required under the Conflict Minerals Rule to submit to the SEC a Conflict Minerals Report as an exhibit to Form SD. This report must include:

•	a description of the measures we took to exercise due diligence on the Conflict Minerals’ source and chain of custody

•	a description of the products manufactured or contracted to be manufactured that are not “DRC conflict free” (i.e. products containing minerals that finance armed groups in the Covered Countries)

•	the facilities used to process the Conflict Minerals

•	the country of origin of the Conflict Minerals

•	the efforts to determine the mine or location of origin.

In accordance with the The Organisation for Economic Co-operation and Development (OECD) Guidance and the Conflicts Minerals Rule, this report is available on our website http://www.mksinst.com/docs/ur/MKS-ConflictMineralsReport.pdf

Conflict Minerals Policy

We adopted the following Conflict Minerals Policy:

MKS Conflict Minerals Policy

In 2012, the U.S. Securities and Exchange Commission (the “SEC”) issued its final rule under Section 1502 of the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Conflict Minerals Rule”) imposing new disclosure and related supply chain due diligence requirements for public companies regarding their use of “Conflict Minerals” in products they manufacture or contract to manufacture. The goal of this new rule is to curb the violent conflict and human rights abuses in the Democratic Republic of the Congo (“DRC”)1 and adjoining countries that are being financed in part by the exploitation and trade of Conflict Minerals from that region.

[1]	Conflict Minerals procured from the following “covered countries” are the focus of the Rule: the DRC, Angola, Burundi, the Central African Republic, the Republic of the Congo, Rwanda, South Sudan, Tanzania, Uganda, and Zambia.

The Conflict Minerals Rule defines “Conflict Minerals” as cassiterite (tin), columbite-tantalite (tantalum), wolframite (tungsten), their respective derivatives and gold (commonly referred to as the “3Ts&G”). MKS, being a global provider of instruments, subsystems and process control solutions that measure, control, power, monitor and analyze critical parameters of advanced manufacturing processes, uses certain of these Conflict Minerals in the manufacturing of its products. MKS is committed to identifying any of its suppliers who source Conflict Minerals from the DRC region from conflict sources. We expect our suppliers to partner with us in this endeavor regardless of whether they are subject to the new Conflict Minerals Rule by providing us with all necessary declarations. We also expect our suppliers to pass this requirement on to their supply chain if they do not source directly from smelters and determine the source of the Conflict Minerals. The process of mapping our end-to-end supply chain is onerous because MKS deals with multiple tiers and a very large number of suppliers. However, MKS is committed to this effort and should MKS discover at any time that any of its suppliers are sourcing materials from the DRC region from conflict sources, MKS will work with the supplier to end this practice and if the supplier refuses, MKS will work diligently to identify and partner with an alternative supplier.

If you have any questions regarding MKS’ Policy on Conflict Minerals, please contact us at conflictminerals_customer@mksinst.com.

Our policy is publicly available on our website at http://www.mksinst.com/docs/ur/MKS-ConflictMinerals-Stmt.pdf

2.	Due Diligence Process

2.1	Design of Due Diligence

Our due diligence process has been designed to conform generally with the framework in the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (OECD Guidance) and the related Supplements for gold and for tin, tantalum and tungsten.

Our due diligence process includes:

•	the adoption of a Conflict Minerals Policy,

•	the establishment of a cross-functional team for complying with the Conflict Minerals Rule,

•	engagement of suppliers,

•	due diligence compliance process and measurement,

•	extensive record keeping and

•	continued follow-up communication with suppliers.

2.2	Management Systems

As described above, MKS has adopted a company policy which is posted on our website at http://www.mksinst.com/docs/ur/MKS-ConflictMinerals-Stmt.pdf

Internal Team

MKS has established a cross-functional team led by our Director of Global Quality Systems who has over twenty years of experience working with our complex supply chain. The team is responsible for implementing our Conflict Minerals compliance strategy. Senior management is briefed about the results of our due diligence efforts on a regular basis. In 2015, we expanded this team by hiring a chemist with over ten years’ experience in chemical and supplier management.

Supplier Engagement

With respect to the OECD requirement to strengthen engagement with suppliers, we have established, where practicable, long-term relationships with our numerous suppliers. We have communicated to our suppliers our expectations with respect to the Conflict Minerals Rule. In addition, in December 2014 we incorporated our expectations with respect to our Conflict Mineral Policy and reporting obligation into the terms and conditions of our supplier contracts.

Maintain records

We have developed an internal system for documenting the implementation, management and monitoring of our Conflict Minerals Program.

2.3	Identify and assess risk in the supply chain

Because of our size, the complexity of our products, and the depth and breadth of our supply chain, it is difficult to identify suppliers upstream from our direct suppliers. In 2015, we reached out to over 1,400 of our direct suppliers representing over 99% of our supplier spend. We rely on these suppliers, whose components contain Conflict Minerals, to provide us with information about the source of Conflict Minerals contained in the components supplied to us. Our direct suppliers are similarly reliant upon information provided by their suppliers. While we did receive significantly more information relating to smelters/refiners used in our supply chain in 2015 as compared to 2014, several of our direct suppliers and distributors either: (i) did not respond to our survey despite follow-up requests, (ii) responded to our survey with incomplete or inconsistent information, or (iii) responded to our survey with a form letter informing us that they would not be completing the survey due to a variety of reasons, including, but not limited to: (a) lack of resources, (b) the fact that only de minimis amounts of Conflict Minerals were contained in their products, and/or (c) the supplier was not itself subject to the Conflict Minerals Rule. In general, follow-up requests to these suppliers did not produce additional information unless we had leverage with a particular supplier due to the amount of our spend with such supplier. More time is still needed to determine all of the smelters/refiners used in our supply chain. The list set forth on Exhibit A includes all of the smelter/refiners included in the surveys completed by our direct suppliers. Many of these smelters/refiners appear on the EICC Conflict-Free Sourcing Initiatives Conflict-Free Smelter Program Compliant Tantalum, Tin, Tungsten and Gold Smelter Lists. MKS plans to continue its efforts to identify all of the Conflict Minerals’ smelters/refiners used in our supply chain through a combination of annual supplier surveys and direct follow-up supplier engagement.

2.4	Design and Implement a Strategy to Respond to Risks

MKS has a risk management plan, through which the Conflict Minerals program is implemented, managed and monitored. Updates to this risk assessment are provided regularly to senior management.

As part of our risk management plan, to ensure suppliers understand our expectations, in addition to the Conflict Minerals Policy that we published on our website, we incorporated our expectations with respect to our Conflict Mineral Policy into the terms and conditions of our supplier contracts. We also distributed a Conflict Mineral reporting instruction letter and survey to our worldwide suppliers who represent over 99% of our 2015 supplier spend and held individual follow-up calls and/or sent emails with those suppliers whose survey responses were incomplete, unclear or seemed erroneous based on our knowledge of the materials we purchase from that supplier.

As described in our Conflict Minerals Policy, we will work with any of our suppliers whom we have reason to believe is supplying us with Conflict Minerals from sources that may support conflict in the DRC or any adjoining country to end this practice and if the supplier refuses, we will work diligently to identify and partner with an alternative supplier of Conflict Minerals that does not support such conflict. To date, we have been informed that two of our suppliers use Conflict Minerals that originated from the Covered Countries but with further due diligence, we confirmed that such Conflict Minerals were sourced from conflict-free smelters identified on the EICC Conflict-Free Sourcing Initiatives Conflict-Free Smelter Program Compliant Tantalum, Tin, Tungsten and Gold Smelter Lists. We are not aware of any other instance where we have reason to believe any of our suppliers are supplying us with Conflict Minerals from a source that may support conflict in the DRC or any adjoining country.

2.5	Carry out Independent Third Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

We do not have a direct relationship with Conflict Minerals smelters and refiners and do not perform or direct audits of these entities within our supply chain. We rely on audits performed by industry groups like the Electronics Industry Citizenship Coalition-Global e-Sustainability Initiative’s (EICC-GeSI) Conflict Free Sourcing Initiative (CFSI).

2.6	Report on supply chain due diligence

This report is available on our website at http://www.mksinst.com/docs/ur/MKS-ConflictMineralsReport.pdf

3.	Due Diligence Results

Request Information

We conducted a survey of those suppliers described above using the EICC/GeSI template, known as the Conflict Minerals Reporting Template (the template). The template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. It includes questions regarding a company’s Conflict Minerals policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. In addition, the template contains questions about the origin of Conflict Minerals included in their products.

Survey Responses

We received responses from approximately 64% of the suppliers surveyed, representing 93% of our supplier spend surveyed. We reviewed the responses against criteria developed to determine which required further engagement with our suppliers. The vast majority of our suppliers provided data at a company level (vs. a product level). In several of the responses received, (i) the responses were incomplete and/or contained inconsistencies within the data reported in the template and (ii) the identities of the smelters or refiners were not known. We continue to engage directly with these suppliers to provide revised or missing information. We are therefore not yet in a position to verify that all of the smelters or refiners in our supply chain are certified as conflict-free by the EICC.

Efforts to determine mine or location of origin

In our supplier survey, we requested our suppliers to identify the smelter or refiner used in their respective supply chain. We have determined that seeking information about Conflict Minerals smelters and refiners in our supply chain represents the most reasonable effort we can make to determine the mines or locations of origin of the Conflict Minerals in our supply chain. The table set forth on Exhibit A hereto lists the smelter or refiner facilities identified by our suppliers. Although we did receive significantly more reliable smelter and refiner information for 2015 as compared to 2014, we know this list is incomplete as several of our suppliers either did not return a completed survey or returned an incomplete survey which did not include smelter or refiner names. We expect that with more time, more upstream suppliers will be in a better position to identify relevant smelters and refiners and will in turn pass that information further down the supply chain so that this list will be more complete.

4.	Steps to be taken going forward

We intend to take the following steps in 2016 to improve the due diligence conducted with respect to our supply chain:

a.	Continue to identify and implement changes to improve the process used to collect survey responses from our very large number of direct suppliers. In particular, continue to identify ways to streamline supplier outreach and automate content of supplier responses.

b.	Continue to remind our suppliers of their obligations and our expectations with respect to Conflict Minerals reporting at our supplier conferences.

c.	Continue to engage with suppliers to attempt to increase the response rate and improve the content of the supplier survey responses.

d.	If any of our suppliers are found to be supplying us with Conflict Minerals from sources that support conflict in the Covered Countries, to work with the supplier to end this practice and if the supplier refuses, to work diligently to identify and partner with an alternative supplier.

EXHIBIT A

Smelter List
	Metal	Smelter Name	Smelter Country	Smelter ID*
1	Gold	Shanghai Gold Exchange	CHINA
2	Gold	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004
3	Gold	Abington Reldan Metals, Llc.		Smelter Not Listed
4	Gold	Academy Precious Metals (China) Co., Ltd	CHINA	CID000010
5	Gold	Advanced Chemical Company	UNITED STATES	CID000015
6	Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
7	Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN	CID000028
8	Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560
9	Gold	All of Au in China sources comes from (SGE) Shanghai Gold Exchange	CHINA
10	Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035
11	Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
12	Gold	Alpha	UNITED STATES	CID000292
13	Gold	American Precious Metals Exchange	UNITED STATES	Smelter Not Listed
14	Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	CID000058
15	Gold	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
16	Gold	ANZ Banking	AUSTRALIA
17	Gold	Aoki Labatories Ltd	CHINA	NA
18	Gold	Argor-Heraeus SA	SWITZERLAND	CID000077
19	Gold	Asahi Pretec Corporation	JAPAN	CID000082
20	Gold	Asahi Refining Canada Limited	CANADA	CID000924
21	Gold	Asahi Refining USA Inc.	UNITED STATES	CID000920
22	Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090
23	Gold	Asarco	UNITED STATES
24	Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103
25	Gold	Atotech	GERMANY
26	Gold	AURA-II	UNITED STATES	NA
27	Gold	Aurubis AG	GERMANY	CID000113
28	Gold	Auston Powder	UNITED STATES	Smelter Not Listed
29	Gold	AUSTRALIA AND NEWZRALAND BANCKING GROUP	AUSTRALIA
30	Gold	B.R.Industries	INDIA	Smelter Not Listed
31	Gold	Baiyin Nonferrous Group Co.,Ltd.	CHINA
32	Gold	BAKER (within circle atop triangle)	AUSTRALIA
33	Gold	BALORE REFINERSGA	INDIA
34	Gold	Bangalore Refinery (P) Ltd.	INDIA	NA
35	Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
36	Gold	Bangkok Assay	THAILAND
37	Gold	Bank of Switzerland	SWITZERLAND
38	Gold	Bauer Walser AG	GERMANY	CID000141
39	Gold	Beijing Doublink Solders Co., LTD	CHINA
40	Gold	BHP Billiton	AUSTRALIA
41	Gold	Boliden AB	SWEDEN	CID000157
42	Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176
43	Gold	C.Uyemura & CO,.LTD	JAPAN
44	Gold	Caridad	MEXICO	CID000180
45	Gold	CASA DA MOEDA DO BRASIL-CMB	BRAZIL
46	Gold	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
47	Gold	Cendres + Métaux SA	SWITZERLAND	CID000189
48	Gold	Central Bank Brazil	BRAZIL	Smelter Not Listed
49	Gold	Changzhou Chemical Research Institute Co. Ltd.	CHINA	CID000213
50	Gold	Cheong Hing	CHINA	CID000231
51	Gold	Chernan Technology co., ltd	TAIWAN
52	Gold	Chia Tai Metal Craft Products Co., Ltd.	CHINA	Smelter Not Listed
53	Gold	Chimet S.p.A.	ITALY	CID000233
54	Gold	China Sino-Platinum Metals Co.,Ltd	CHINA
55	Gold	china cold international resources corp.ltd	CHINA
56	Gold	China Gold International Resources Corp., Ltd	CHINA
57	Gold	China Golddeal Investment Co. Ltd	CHINA	CID000236
58	Gold	china guangdong hetai mine gold	CHINA
59	Gold	China Guangxi Liuzhou City, tin metal materials branch	CHINA	NA
60	Gold	China Henan Zhongyuan Gold Smelter	CHINA	Smelter Not Listed
61	Gold	China Minmetals Corp.	CHINA	Smelter Not Listed
62	Gold	China National Gold Group Corporation	CHINA	CID000242
63	Gold	China Nonferrous Metal Mining (Group) Co., Ltd.	CHINA
64	Gold	China Tin Group Co., Ltd.	CHINA	CID001070
65	Gold	Chinese Government	CHINA
66	Gold	CHIN-LEEP ENTERPRISE CO., LTD.	TAIWAN
67	Gold	Chin-Leep Enterprise Co., Ltd.	TAIWAN	Smelter Not Listed
68	Gold	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
69	Gold	CHROMA NEW MATERIAL CORPORATION	TAIWAN	Smelter Not Listed
70	Gold	Chugai Mining	JAPAN	CID000264
71	Gold	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278
72	Gold	Codelco	CHILE	CID000284
73	Gold	Colt Refining	UNITED STATES	CID000288
74	Gold	COMPAGNIE DES METAUX PRECIEUX PARIS (may also contain letters CMP)	FRANCE
75	Gold	COMPTOIR-LYON-ALEMAND, LOUYOT-PARIS (with Affineur Fondeur within octagon)	FRANCE
76	Gold	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291
77	Gold	Cookson Sempasa	SPAIN
78	Gold	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295
79	Gold	Corporacion Nacional del Cobre de Chile	CHILE
80	Gold	CRM	BRAZIL
81	Gold	CS	SWITZERLAND

	Metal	Smelter Name	Smelter Country	Smelter ID*
82	Gold	CV Ayi Jaya	INDONESIA	CID002570
83	Gold	CV Nurjanah	INDONESIA	—
84	Gold	CV Serumpun Sebalai	INDONESIA	CID000313
85	Gold	CV United Smelting	INDONESIA	CID000315
86	Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	CID000328
87	Gold	DaeryongENC	KOREA, REPUBLIC OF	CID000333
88	Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
89	Gold	Dayu Weiliang Tungsten Co., Ltd.	CHINA	CID000345
90	Gold	DEGUSSA CANADA LTD. (with 1/2 sun and 1/4 moon within diamond)	CANADA
91	Gold	Do Sung Corporation	KOREA, REPUBLIC OF	CID000359
92	Gold	DODUCO GmbH	GERMANY	CID000362
93	Gold	Dong Guan Shi Jing	CHINA
94	Gold	Dongguan CameroonChemical Materials Co., Ltd	CHINA
95	Gold	Dong’guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA
96	Gold	DONGGUAN DONGXU METAL SURFACE HANDLE CO.,LTD	CHINA
97	Gold	Dongguan Dongxu Metal Surface Hanlde Co Ltd	CHINA
98	Gold	Dongguan Standard Electronic Material Co., Ltd	CHINA	CID000392
99	Gold	Dong’guanDongwuViolent-toxicChemicalProductsCo.,Ltd.	CHINA
100	Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA	CID000395
101	Gold	Dong-Wo Co., Ltd.	CHINA
102	Gold	Dowa	JAPAN	CID000401
103	Gold	Dr. Gold and Silver Refining Ltd.	CHINA
104	Gold	DRW	UNITED STATES
105	Gold	Duoluoshan	CHINA	CID000410
106	Gold	DUOXIN	CHINA	CID000414
107	Gold	E-CHEM Enterprise Corp	TAIWAN
108	Gold	ECHEMI ENTERPRISE CORP.	CHINA
109	Gold	Eco-System Recycling Co., Ltd.	JAPAN	CID000425
110	Gold	Ekaterinburg	RUSSIAN FEDERATION	1RUS026
111	Gold	Eldorado Gold Corporation	CANADA
112	Gold	electro metals	UNITED STATES
113	Gold	Elemetal Refining, LLC	UNITED STATES	CID001322
114	Gold	EM Vinto	BOLIVIA	CID000438
115	Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561
116	Gold	Engelhard Australia	AUSTRALIA	Smelter Not Listed
117	Gold	ENTHONE OMI	UNITED STATES
118	Gold	ept	GERMANY
119	Gold	ERCEI	FRANCE
120	Gold	ESG Edelmetallservice GmbH & Co. KG	GERMANY	CID000445
121	Gold	Exotech Inc.	UNITED STATES	CID000456
122	Gold	F&X Electro-Materials Ltd.	CHINA	CID000460
123	Gold	Faggi Enrico S.p.A.	ITALY	CID002355
124	Gold	Feinhütte Halsbrücke GmbH	GERMANY	CID000465
125	Gold	Feinhütte Halsbrücke GmbH	GERMANY	CID000466
126	Gold	Fenix Metals	POLAND	CID000468
127	Gold	Ferro Corporation	UNITED STATES	CID000469
128	Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515
129	Gold	Foxconn corporation	TAIWAN
130	Gold	Futures Trading Chi PU Enterprise Co. LTD E-Chem Enterprise	TAIWAN
131	Gold	Gannon & Scott	UNITED STATES	Smelter Not Listed
132	Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	CID000522
133	Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA	CID000523
134	Gold	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
135	Gold	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	CID000868
136	Gold	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
137	Gold	Gauteng Refinery		Smelter Not Listed
138	Gold	Geib Refining Corporation	UNITED STATES	CID002459
139	Gold	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538
140	Gold	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
141	Gold	Gejiu zili mining&smelting co.,ltd	CHINA	—
142	Gold	General Research Institute For Non-Ferrous Metals	CHINA	Smelter Not Listed
143	Gold	Global Advanced Metals Boyertown	UNITED STATES	CID002557
144	Gold	Global Tungsten & Powders Corp.	UNITED STATES	CID000568
145	Gold	Gold and Siver Refining Strokes Ltd.	CHINA
146	Gold	Gold Bell Group	CHINA	Smelter Not Listed
147	Gold	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
148	Gold	gong an ju	CHINA	Smelter Not Listed
149	Gold	Government(PoliceDept.)	CHINA
150	Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909
151	Gold	GUANG DONG JING DING CO., LTD	CHINA
152	Gold	Guangdong Fushan Anson	CHINA
153	Gold	Guangdong Jinding Gold Limited	CHINA	CID002312
154	Gold	Guangdong MingFa Precious Metal Co.,Ltd	CHINA	CID000614
155	Gold	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
156	Gold	GuangZHou Jin Ding	CHINA	unknown
157	Gold	Guangzhou King’s high-tech materials	CHINA	CID000633
158	Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651
159	Gold	H. DRIJFHOUT & ZOON-AMSTERDAM-MELTERS (within octagon)	CHINA
160	Gold	H.C. Starck GmbH	GERMANY	CID002541
161	Gold	H.C. Starck Group	CHINA	Smelter Not Listed
162	Gold	Hang Seng Technology	CHINA	Smelter Not Listed
163	Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671
164	Gold	Harima Smelter	JAPAN	CID000679
165	Gold	Harmony Gold refinery	SOUTH AFRICA	CID000682

	Metal	Smelter Name	Smelter Country	Smelter ID*
166	Gold	Haveman Edelmetaal en Alumetaal	NETHERLANDS	Smelter not listed 003
167	Gold	Hawkins Inc		Smelter Not Listed
168	Gold	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
169	Gold	Heimerdinger	GERMANY
170	Gold	Heimerle + Meule GmbH	GERMANY	CID000694
171	Gold	Hen Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
172	Gold	Henan Zhongyuan Refinery & Henan San Men Xia	CHINA	—
173	Gold	henan middle plain smelt	CHINA
174	Gold	Henan Province Sanmenxia City Gold Smelter	CHINA
175	Gold	Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd	CHINA
176	Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
177	Gold	Henan zhongyuan huangjin yelian chang youxian zeren gongsi	CHINA	—
178	Gold	Heraeus	CHINA
179	Gold	Heraeus Group	UNITED STATES
180	Gold	Heraeus Hong Kong,Heraeus limited,Heraeus Technology Center	HONG KONG	1HKG019
181	Gold	Heraeus Ltd. Hong Kong	CHINA	CID000707
182	Gold	Heraeus Precious Metals	UNITED STATES
183	Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	1DEU018
184	Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711
185	Gold	Heraeus Precious Metals North America	UNITED STATES
186	Gold	Heraeus Zhaoyuan (Changshu) Electronic Material Co., Ltd.	CHINA
187	Gold	HH HANDY & HARMAN REFINING GROUP	UNITED STATES
188	Gold	Hishikari Gold Mine (Isa)	JAPAN	Smelter Not Listed
189	Gold	Hisikari Mine	JAPAN	CID000724
190	Gold	Hi-Temp Specialty Metals, Inc.	UNITED STATES	CID000731
191	Gold	HMG	GERMANY
192	Gold	HML Hathaways Limited	CHINA	Smelter Not Listed
193	Gold	Hoboken 9999	BELGIUM
194	Gold	HOMESTAKE MINING COMPANY (with HMC all within circle)	UNITED STATES
195	Gold	Hon Hai Precision Industry Co. (Foxconn)	TAIWAN
196	Gold	Hon Shen Co. Ltd	TAIWAN	CID000739
197	Gold	Hong Da Qiu	CHINA
198	Gold	Hon-Hai	TAIWAN
199	Gold	Honorable Hardware Craft Product Limited Company	CHINA	CID000748
200	Gold	House Of Currency Of Brazil (Casa Da Moeda Do Brazil)	BRAZIL	Smelter Not Listed
201	Gold	HuaQing (ShenZhen) commerce company	CHINA	Smelter Not Listed
202	Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767
203	Gold	Hung Cheong Metal Manufacturing Limited	CHINA
204	Gold	Hutti Gold Mines Co.	INDIA
205	Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF	CID000778
206	Gold	ICBC	CHINA
207	Gold	IES Technical Sales	UNITED STATES	NA
208	Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	CID000801
209	Gold	inovan gmbh	GERMANY
210	Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
211	Gold	Island Gold Refinery	CHINA	CID000813
212	Gold	Istanbul Gold Refinery	TURKEY	CID000814
213	Gold	Japan Mint	JAPAN	CID000823
214	Gold	Japan Pure Chemical	JAPAN	CID000829
215	Gold	Jia Lung Corp	CHINA	CID000837
216	Gold	Jiangsu Sue large special chemical reagent Co., LTD	CHINA
217	Gold	Jiangxi Copper Company Limited	CHINA	CID000855
218	Gold	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244
219	Gold	Jie sheng	CHINA
220	Gold	Jin Dong Heng	CHINA	CID000883
221	Gold	Jin Jinyin refining company limited	CHINA	CID000884
222	Gold	JinBao Electronic Co.,Ltd.	CHINA	CID000894
223	Gold	Jinfeng Gold Mine Smelter	CHINA	CID000901
224	Gold	Jinlong Copper Co. Ltd.	CHINA	CID000909
225	Gold	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
226	Gold	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
227	Gold	JOHNSON MATTHEY & PAUWELS (within an oval)	BELGIUM
228	Gold	Johnson Matthey Hon Kong Ltd.	CHINA
229	Gold	JOHNSON MATTHEY LIMITED AUSTRALIA	AUSTRALIA
230	Gold	JOHNSON MATTHEY LONDON (within an oval)	UNITED KINGDOM
231	Gold	Johnson Matthey Plc	UNITED KINGDOM	Smelter Not Listed
232	Gold	JohnsonMattheyHongKongLtd.	CHINA
233	Gold	JSC “Aurat”	RUSSIAN FEDERATION	Smelter Not Listed
234	Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927
235	Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929
236	Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
237	Gold	K A Rasmussen	NORWAY
238	Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563
239	Gold	Kanfort Industrial (Yantai)	CHINA
240	Gold	Kangqiang Electronics Co., Ltd		Smelter Not Listed
241	Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956
242	Gold	Kazzinc	KAZAKHSTAN	CID000957
243	Gold	Kee Shing	CHINA	CID000960
244	Gold	KEMET Blue Powder	UNITED STATES	CID002568
245	Gold	Kennametal Huntsville	UNITED STATES	CID000105
246	Gold	Kennecott Utah Copper LLC	UNITED STATES	CID000969
247	Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND	CID002511
248	Gold	Kim Lai Fook Smelting	CHINA
249	Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981

	Metal	Smelter Name	Smelter Country	Smelter ID*
250	Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	CID000988
251	Gold	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF	CID002605
252	Gold	Kosak Seiren	JAPAN
253	Gold	Kuan Shuo Ind. Co., Ltd.	TAIWAN
254	Gold	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA	CID001009
255	Gold	KYOCERA	JAPAN	CID001024
256	Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
257	Gold	L’ azurde Company For Jewelry	SAUDI ARABIA	CID001032
258	Gold	LBMA	GERMANY
259	Gold	LBMA	JAPAN
260	Gold	LG-Nikko	KOREA, REPUBLIC OF
261	Gold	Lian Xing Plating Factory	CHINA
262	Gold	lianqi plating Ltd	TAIWAN
263	Gold	LIFU PRECIOUS METALS COMPANY LIMITED	CHINA	—
264	Gold	Lifu Precious metals company limited	CHINA	CID001048
265	Gold	Lingbao Gold Company Limited	CHINA	CID001056
266	Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
267	Gold	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	CID001063
268	Gold	LINXENS	FRANCE	CID001065
269	Gold	London Bullion Market Association	UNITED STATES
270	Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	CID001078
271	Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
272	Gold	Macderlun	CHINA	Smelter Not Listed
273	Gold	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
274	Gold	Materion	UNITED STATES	CID001113
275	Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
276	Gold	Mead Metals	UNITED STATES
277	Gold	Metahub Industries Sdn. Bhd.	MALAYSIA	CID002821
278	Gold	Metal Do	JAPAN
279	Gold	METALLI PREZIOSI S.p.A. MILANO-AFFINAZIONE (with MP within a circle)	ITALY
280	Gold	Metallic Resources, Inc.	UNITED STATES	CID001142
281	Gold	Metallo-Chimique N.V.	BELGIUM	CID002773
282	Gold	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163
283	Gold	METALLURGIE HOBOKEN OVERPELT	BELGIUM
284	Gold	Metalor	GERMANY
285	Gold	Metalor Hong Kong,Metalor HK	HONG KONG	1HKG036
286	Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149
287	Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152
288	Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147
289	Gold	Metalor Technologies (Sweden) AB	SWEDEN	—
290	Gold	Metalor Technologies Japan	JAPAN	—
291	Gold	Metalor Technologies SA	SWITZERLAND	CID001153
292	Gold	Metalor USA Refining Corporation	UNITED STATES	CID001157
293	Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO	CID001161
294	Gold	Mexicana de Cobre S.A. de C.V.	MEXICO
295	Gold	Minsur	PERU	CID001182
296	Gold	Mitsubishi Materials Corporation	JAPAN	CID001188
297	Gold	Mitsubishi Materials Corporation	JAPAN	CID001191
298	Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	CHINA
299	Gold	Mitsui Mining & Smelting	JAPAN	CID001192
300	Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
301	Gold	MK electron	KOREA, REPUBLIC OF	CID001196
302	Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509
303	Gold	Molycorp Silmet A.S.	ESTONIA	CID001200
304	Gold	Morigin Company	JAPAN	CID001201
305	Gold	Morris and Watson	NEW ZEALAND	CID002282
306	Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204
307	Gold	MPF	FRANCE
308	Gold	N.E. Chemcat Corporation	JAPAN
309	Gold	NA	JAPAN
310	Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	CID001220
311	Gold	Nam Hing Industrial Laminate Ltd.	CHINA
312	Gold	Nanchang Cemented Carbide Limited Liability Company	CHINA	Smelter Not Listed
313	Gold	NanChuangshenghua NON-Ferrous meatal Alloy Factory	CHINA	CID001229
314	Gold	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231
315	Gold	Nathan Trotter & Co INC.	UNITED STATES	CID002818
316	Gold	Natsuda Sangyo Co., Ltd	JAPAN
317	Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
318	Gold	Neomax Hitachi	JAPAN
319	Gold	Nihon Material Co., Ltd.	JAPAN	CID001259
320	Gold	Niihama Nickel Refinery	JAPAN	CID002782
321	Gold	Ningbo Kangqiang	CHINA	CID001266
322	Gold	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
323	Gold	Nippon Micrometal Corporation	JAPAN
324	Gold	Nippon Mining & Mtetals	JAPAN
325	Gold	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	CID001305
326	Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779
327	Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325
328	Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	CID001326
329	Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION	CID001328
330	Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493
331	Gold	OMG	SINGAPORE
332	Gold	OMG Electrochemicals	UNITED STATES
333	Gold	Operaciones Metalurgical S.A.	BOLIVIA	CID001337

	Metal	Smelter Name	Smelter Country	Smelter ID*
334	Gold	Orelec	FRANCE
335	Gold	PAMP SA	SWITZERLAND	CID001352
336	Gold	Pan Pacific Copper Co. LTD	JAPAN	1JPN080
337	Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362
338	Gold	People’s Bank of China	CHINA
339	Gold	Philippine Associated Smelting and Refining Corporation	PHILIPPINES
340	Gold	Plansee SE Liezen	AUSTRIA	CID002540
341	Gold	Pm Sales Inc.	UNITED STATES	Smelter Not Listed
342	Gold	Pogo Gold Mining		Smelter Not Listed
343	Gold	Precious Metal Sales Corp	UNITED STATES
344	Gold	PRECIOUS METAL SALES CORP.	UNITED STATES
345	Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
346	Gold	PT Mitra Stania Prima	INDONESIA	Smelter Not Listed
347	Gold	PT Alam Lestari Kencana	INDONESIA	CID001393
348	Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
349	Gold	PT Aries Kencana Sejahtera	INDONESIA	CID000309
350	Gold	PT Artha Cipta Langgeng	INDONESIA	CID001399
351	Gold	PT Babel Inti Perkasa	INDONESIA	CID001402
352	Gold	PT Bangka Kudai Tin	INDONESIA	CID001409
353	Gold	PT Bangka Putra Karya	INDONESIA	CID001412
354	Gold	PT Bangka Timah Utama Sejahtera	INDONESIA	CID001416
355	Gold	PT Belitung Industri Sejahtera	INDONESIA	CID001421
356	Gold	PT BilliTin Makmur Lestari	INDONESIA	CID001424
357	Gold	PT Bukit Timah	INDONESIA	CID001428
358	Gold	PT DS Jaya Abadi	INDONESIA	CID001434
359	Gold	PT Eunindo Usaha Mandiri	INDONESIA	CID001438
360	Gold	PT Fang Di MulTindo	INDONESIA	CID001442
361	Gold	PT HP Metals Indonesia	INDONESIA	Smelter Not Listed
362	Gold	PT Justindo	INDONESIA	CID000307
363	Gold	PT KOBA Tin	INDONESIA	CID001450
364	Gold	PT Mitra Stania Prima	INDONESIA	CID001453
365	Gold	PT Panca Mega Persada	INDONESIA	CID001457
366	Gold	PT Pelat Timah Nusantara Tbk	INDONESIA	CID001486
367	Gold	PT Refined Bangka Tin	INDONESIA	CID001460
368	Gold	PT Sariwiguna Binasentosa	INDONESIA	CID001463
369	Gold	PT Stanindo Inti Perkasa	INDONESIA	CID001468
370	Gold	PT Sumber Jaya Indah	INDONESIA	CID001471
371	Gold	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477
372	Gold	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482
373	Gold	PT Tinindo Inter Nusa	INDONESIA	CID001490
374	Gold	PT Yinchendo Mining Industry	INDONESIA	Smelter Not Listed
375	Gold	Public Security Bureau	CHINA
376	Gold	PX Précinox SA	SWITZERLAND	CID001498
377	Gold	PYNMAX	TAIWAN
378	Gold	Qiankun Gold and Silver	CHINA	1CHN020
379	Gold	Rahman Hydraulic Tin Sdn Bhd	MALAYSIA	Smelter Not Listed
380	Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512
381	Gold	Rand Refinery,Rand Refinery Limited	SOUTH AFRICA	1ZAF049
382	Gold	Realized the enterprise co.,ltd.	CHINA
383	Gold	Remondis Argentia	NETHERLANDS	CID002582
384	Gold	Republic Metals Corporation	UNITED STATES	CID002510
385	Gold	RFH Tantalum Smeltry Co., Ltd.	CHINA	CID001522
386	Gold	Rio Tinto Group	BRAZIL
387	Gold	Rohm & Haas Elec. Materials	SINGAPORE
388	Gold	Royal Canadian Mint	CANADA	CID001534
389	Gold	rui sheng	Indonesia, Malaysia
390	Gold	SA Precious Metals		Smelter Not Listed
391	Gold	SAAMP	FRANCE	CID002761
392	Gold	Sabin Metal Corp.	UNITED STATES	CID001546
393	Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555
394	Gold	SAMWON Metals Corp.	KOREA, REPUBLIC OF	CID001562
395	Gold	Sandong zhao jin bullion refinery ltd.	CHINA	—
396	Gold	Sanmenxia HengSheng Science Technology R&D CO.LTD	CHINA
397	Gold	SAXONIA Edelmetalle GmbH	GERMANY	CID002777
398	Gold	Schloetter		Smelter Not Listed
399	Gold	Schone Edelmetaal B.V.	NETHERLANDS	CID001573
400	Gold	SCHOOT	GERMANY	CID001575
401	Gold	Scotia Mocatta	HONG KONG	CID001577
402	Gold	ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES
403	Gold	SD(Samdok) Metal	KOREA, REPUBLIC OF
404	Gold	SEMPSA Joyería Platería SA	SPAIN	CID001585
405	Gold	Sen Silver	JAPAN
406	Gold	Sendi (Japan): Kyocera Corporation	JAPAN
407	Gold	SENJU METAL INDUSTRY CO.,LTD.	JAPAN
408	Gold	Senyin	JAPAN
409	Gold	Sewon Korea	KOREA, REPUBLIC OF
410	Gold	Sge : Shanghai Gold Exchange	CHINA	Smelter Not Listed
411	Gold	SGS	BOLIVIA	CID001601
412	Gold	Shan Dong Huangjin	CHINA
413	Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA	CID001605
414	Gold	Shandon Jin Jinyin Refining Limited	CHINA
415	Gold	Shandong Gold Mining (Laizhou),China’s Shangdong Gold Mining Co.Ltd	CHINA	1CHN053
416	Gold	shandong huangjin	CHINA	CID002291
417	Gold	Shandong Jun Mai Fu	CHINA	Smelter Not Listed

	Metal	Smelter Name	Smelter Country	Smelter ID*
418	Gold	Shandong Penglai Gold Smelter	CHINA	Smelter Not Listed
419	Gold	Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA
420	Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619
421	Gold	Shandong zhao jin jituan youxian gongsi	CHINA	—
422	Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
423	Gold	Shandong Zhaoyuan Gold Argentine refining company	CHINA
424	Gold	Shangdong Humon Smelting Co., Ltd.	CHINA
425	Gold	Shangdong Zhaojin Group	CHINA	1CHN054
426	Gold	Shanghai Dashou Electronics Co.,Ltd	CHINA	Smelter Not Listed
427	Gold	Shanghai Gold Exchange Market	CHINA
428	Gold	Shanghai Kyocera Electronics CO. LTD.	CHINA
429	Gold	Sheffield Smelting Co. Ltd.	UNITED KINGDOM	Smelter Not Listed
430	Gold	Shen Zhen Thousand Island Ltd.	CHINA	CID001668
431	Gold	shenzhen boshida sodering tininduustrial co,ltd	CHINA	NA
432	Gold	Shenzhen baoan district public security bureau	CHINA
433	Gold	Shenzhen Chemicals & Light Industry Co., Ltd	CHINA	Smelter Not Listed
434	Gold	Shenzhen FuJun Material Technology CO.LTD	CHINA	CID001690
435	Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA	CID001692
436	Gold	SHENZHEN LIANFENG HARDWARE PLASTIC CO.,LTD-TIANLIANG PLATING FACTORY?	CHINA	—
437	Gold	Shenzhen Tiancheng Chemical Co Ltd	CHINA	CID001707
438	Gold	ShenZhen Urban Public Bureau of China	CHINA
439	Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	NA
440	Gold	ShenzhenHengZhongIndustryCo.,Ltd.	CHINA
441	Gold	Shinko Electric Industries Co. Ltd.	JAPAN
442	Gold	Shyolkovsky	RUSSIAN FEDERATION	1RUS055
443	Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736
444	Gold	Sindlhauser Materials Gmbh		Smelter Not Listed
445	Gold	Singway Technology Co., Ltd.	TAIWAN	CID002516
446	Gold	SKE (China) Shanghai Kyocera Electronics Co.	CHINA
447	Gold	So Accurate Group, Inc.	UNITED STATES	CID001754
448	Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756
449	Gold	Soft Metais Ltda.	BRAZIL	CID001758
450	Gold	Sojitz	JAPAN	CID001760
451	Gold	Solar Applied Materials Technology Corp.	TAIWAN	CID001761
452	Gold	Soochow University’s	CHINA
453	Gold	Souzhou XingRui Noble	CHINA	1CHN079
454	Gold	Standard Bank	UNITED STATES	CID001783
455	Gold	Stender Electronic Materials Co., Ltd.	CHINA	CID001786
456	Gold	Stent Chemical (Group) Co., Ltd.	CHINA
457	Gold	STPI Group	FRANCE
458	Gold	Strain DS Force Shop	JAPAN	Smelter Not Listed
459	Gold	Sudan Gold Refinery	SUDAN	CID002567
460	Gold	Sumisho	JAPAN
461	Gold	SUMISHO MATERIALS CORP.	JAPAN	—
462	Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
463	Gold	Super Dragon Technology Co., Ltd.	TAIWAN
464	Gold	Suzhou HuaFu precious metals manufacturing Co., LTD	CHINA	—
465	Gold	Suzhou Industrial Park in China	CHINA
466	Gold	Suzhou Xingrui Noble	CHINA	CID001826
467	Gold	Suzuki Kikinzoku Kako K.K.	JAPAN	CID002415
468	Gold	T.C.A S.p.A	ITALY	CID002580
469	Gold	Tai zhou chang san Jiao electron Co.,Ltd	CHINA	CID001843
470	Gold	Taizhou Chang San Jiao Electric Company	CHINA	CID001862
471	Gold	Tai’zhou City Yangtze River Delta Electron Ltd.	CHINA	CID001864
472	Gold	Taizhou Delta Electronics Co., Ltd.	CHINA
473	Gold	TAIZHOU YANGTZE RIVER DELTA ELECTRONIC CO.,LTD	CHINA
474	Gold	Talcang City Nankang Metal Materila Co., Ltd	CHINA
475	Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
476	Gold	Technic Inc.	UNITED STATES
477	Gold	TENNANT METALS PTY LTD	AUSTRALIA	NA
478	Gold	Thaisarco	THAILAND	CID001898
479	Gold	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA
480	Gold	THE HUTTI GOLD MINES CO.LTD	INDIA	CID001911
481	Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916
482	Gold	THE SHEFFIELD SMELTING CO. LTD. - LONDON & SHEFFIELD	UNITED KINGDOM
483	Gold	Tian Cheng Chemical Industry	CHINA	Smelter Not Listed
484	Gold	Timah Company	INDONESIA
485	Gold	Tokumoto Honten	JAPAN
486	Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938
487	Gold	Tokuriki Tokyo Melters Assayers	JAPAN	1JPN060
488	Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
489	Gold	Tony Goetz NV	BELGIUM	CID002587
490	Gold	Torecom	KOREA, REPUBLIC OF	CID001955
491	Gold	UBS	UNITED STATES	CID001966
492	Gold	UBS AG Bahnhofstr.	SWITZERLAND
493	Gold	Umicore Brasil Ltda.	BRAZIL	CID001977
494	Gold	Umicore Feingold	NETHERLANDS	1NLD051
495	Gold	Umicore Galvanotechnik GmbH	GERMANY
496	Gold	Umicore Precious Metals Thailand	THAILAND	CID002314
497	Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM	CID001980
498	Gold	Uniforce Metal Industrial Corp	HONG KONG	CID001987
499	Gold	United Precious Metal Refining, Inc.	UNITED STATES	CID001993
500	Gold	United Refining Company	UNITED STATES
501	Gold	UYEMURA	UNITED STATES

	Metal	Smelter Name	Smelter Country	Smelter ID*
502	Gold	Valcambi SA	SWITZERLAND	CID002003
503	Gold	W.C.HeraeusGmbH	CANADA
504	Gold	WAM Technologies Taiwan Co.,Ltd.,	TAIWAN	—
505	Gold	Watanabe Electric		Smelter Not Listed
506	Gold	Watanabe Plating		Smelter Not Listed
507	Gold	Wenzhou Yihua Connector Co.	CHINA
508	Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
509	Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778
510	Gold	WILLIAMS GOLD REFINING CO INC	UNITED STATES
511	Gold	WILLIAMS GOLD REFINING COMPANY	CANADA	—
512	Gold	Williams/ Williams Brewster	UNITED STATES
513	Gold	Wuxi Middle treasure Materials	CHINA
514	Gold	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
515	Gold	Xstrata Canada Corporation	CANADA	1CAN064
516	Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN	CID002100
517	Gold	YangTai ZHAOJIN Kanfort Precious Metal Co., Ltd	CHINA
518	Gold	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA
519	Gold	Yantai to Zhaojin Mai Fu-Precious Metals Limited	CHINA
520	Gold	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA
521	Gold	YANTAI ZHAOJIN LAI FUK PRCIOUS METALS,LTD	CHINA
522	Gold	Yantai Zhaojin Lifu Precious Metals Co., Ltd.	CHINA	CID002559
523	Gold	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA	—
524	Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129
525	Gold	Yoo Chang Metal	KOREA, REPUBLIC OF	CID002134
526	Gold	Yueqing Chemical & Light Industry & Building Materials Co., Ltd.	CHINA
527	Gold	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
528	Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197
529	Gold	Yunnan Metallurgical	CHINA	CID002177
530	Gold	Yunnan Tin Group (Holding) Company Limited	CHINA	CID002180
531	Gold	Yunsin	CHINA	Smelter Not Listed
532	Gold	Zhao yuan gold smelter of ZhongJin gold corporation	CHINA
533	Gold	Zhao Yuan Jin Kuang	CHINA
534	Gold	Zhaojin Gold & Silver Refinery Co.,Ltd	CHINA
535	Gold	Zhaojin Gold Argentine Refining Company Limited	CHINA
536	Gold	zhaojinjinyinyelian	CHINA
537	Gold	Zhaoyuan gold smelting co., LTD	CHINA	—
538	Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA	CID002205
539	Gold	Zhejiang Suijian	CHINA
540	Gold	Zhongjin Gold Corporation Limited,Shandong Zhaoyuan Gold Argentine refining company limited	CHINA	1CHN065
541	Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA
542	Gold	Zhongshan poison material monopoly company	CHINA
543	Gold	Zhongshan Public Security Bureau	CHINA	CID002222
544	Gold	Zhongshan tianyuan Material co,,ltd,	CHINA
545	Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
546	Gold	zhu de li	JAPAN
547	Gold	Zijin Mining	CHINA	1CHN066
548	Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243
549	Tantalum	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004
550	Tantalum	ABS Industrial Resources Ltd	CHINA
551	Tantalum	AGL	UNITED STATES
552	Tantalum	Air Products and Chemicals, Inc.	UNITED STATES	Smelter Not Listed
553	Tantalum	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
554	Tantalum	Alpha	UNITED STATES	CID000292
555	Tantalum	Amalgamated Metal Corporation	MALAYSIA	Smelter Not Listed
556	Tantalum	Amalgamated Metal Corporation Plc.	UNITED KINGDOM	Smelter Not Listed
557	Tantalum	AMG Advanced Metallurgical Group	NETHERLANDS
558	Tantalum	AngloGold Ashanti Córrego do Sĺtio Mineração	BRAZIL	CID000058
559	Tantalum	Anhui Herrman Impex Co., Ltd	CHINA	Smelter Not Listed
560	Tantalum	Argor-Heraeus SA	SWITZERLAND	CID000077
561	Tantalum	Asahi Pretec Corporation	JAPAN	CID000082
562	Tantalum	Asahi Refining USA Inc.	UNITED STATES	CID000920
563	Tantalum	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103
564	Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM	CID002705
565	Tantalum	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
566	Tantalum	BÖHLER Schmiedetechn	AUSTRIA
567	Tantalum	Boliden AB	SWEDEN	CID000157
568	Tantalum	Cabot,Cabot Corporation,Cabot Supermetals	UNITED STATES	3USA005
569	Tantalum	CBMM	BRAZIL	Smelter Not Listed
570	Tantalum	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
571	Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211
572	Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co.,Ltd.	CHINA
573	Tantalum	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
574	Tantalum	CIF	BRAZIL
575	Tantalum	Codelco	CHILE
576	Tantalum	Cogne	ITALY
577	Tantalum	Companhia Industrial Fluminense	BRAZIL	—
578	Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291
579	Tantalum	D Block Metals, LLC	UNITED STATES	CID002504
580	Tantalum	Dayu Weiliang Tungsten Co., Ltd.	CHINA	CID000345
581	Tantalum	Designed Alloys	UNITED STATES
582	Tantalum	Dowa	JAPAN	CID000401
583	Tantalum	Duoluoshan	CHINA	CID000410
584	Tantalum	E.S.R. Electronics	UNITED STATES	CID002590
585	Tantalum	Electroloy Metal Pte	SINGAPORE	Smelter Not Listed

	Metal	Smelter Name	Smelter Country	Smelter ID*
586	Tantalum	EM Vinto	BOLIVIA	CID000438
587	Tantalum	Emj Los Angeles		Smelter Not Listed
588	Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
589	Tantalum	Exotech Inc.	UNITED STATES	CID000456
590	Tantalum	F&X Electro-Materials Limited	CHINA	3CHN003
591	Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460
592	Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505
593	Tantalum	Fombell	UNITED STATES
594	Tantalum	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499
595	Tantalum	Fujian Nanping	CHINA
596	Tantalum	Furuuchi Chemical Corporation	CHINA	Smelter Not Listed
597	Tantalum	GAM	UNITED STATES	Smelter Not Listed
598	Tantalum	Gannon & Scott	UNITED STATES	CID000520
599	Tantalum	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
600	Tantalum	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	CID000868
601	Tantalum	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
602	Tantalum	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
603	Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558
604	Tantalum	Global Advanced Metals Boyertown	UNITED STATES	CID002557
605	Tantalum	Gloria Material Technology		Smelter Not Listed
606	Tantalum	GTP Corp.	UNITED STATES
607	Tantalum	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
608	Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616
609	Tantalum	Guixi smelting plant	CHINA
610	Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	CID002501
611	Tantalum	H.C. Starck Co., Ltd.	THAILAND	CID002544
612	Tantalum	H.C. Starck GmbH	GERMANY	CID002541
613	Tantalum	H.C. Starck GmbH Goslar	GERMANY	CID002545
614	Tantalum	H.C. Starck GmbH Laufenburg	GERMANY	CID002546
615	Tantalum	H.C. Starck Group	GERMANY	CID000654
616	Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547
617	Tantalum	H.C. Starck Inc.	UNITED STATES	CID002548
618	Tantalum	H.C. Starck Ltd.	JAPAN	CID002549
619	Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002550
620	Tantalum	HC Starck,Starck,Stark	GERMANY	3DEU006
621	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
622	Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES	CID000731
623	Tantalum	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766
624	Tantalum	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769
625	Tantalum	Huntington Alloys Corp.	UNITED STATES
626	Tantalum	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
627	Tantalum	Jade-Sterling	UNITED STATES
628	Tantalum	Japan Mint	JAPAN	CID000823
629	Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
630	Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842
631	Tantalum	Jiangxi Yichun	CHINA
632	Tantalum	Jinduicheng Molybdenum Co., Ltd	CHINA	Smelter Not Listed
633	Tantalum	JiuJiang JinXin Nonferrous Metals Co. Ltd.	CHINA	3CHN020
634	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
635	Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
636	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506
637	Tantalum	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
638	Tantalum	Kanto Denka Kogyo Co., Ltd.	JAPAN
639	Tantalum	KEMET Blue Metals	MEXICO	CID002539
640	Tantalum	Kemet Blue Powder	UNITED STATES	CID000963
641	Tantalum	KEMET Blue Powder	UNITED STATES	CID002568
642	Tantalum	Kennametal Huntsville	UNITED STATES	CID000105
643	Tantalum	King-Tan Tantalum Industry Ltd.	CHINA	CID000973
644	Tantalum	KME Germany GmbH & Co. KG	GERMANY	Smelter Not Listed
645	Tantalum	Kojima Chemicals Co., Ltd.	JAPAN	CID000981
646	Tantalum	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	CID000988
647	Tantalum	LSM Brasil S.A.	BRAZIL	CID001076
648	Tantalum	Luoyang Kewei Molybdenum & Tungsten Co. LTD	CHINA	—
649	Tantalum	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
650	Tantalum	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
651	Tantalum	Materion	UNITED STATES	CID001113
652	Tantalum	Matsuo Electric	JAPAN
653	Tantalum	Metal Do	JAPAN	CID001140
654	Tantalum	Metallo-Chimique	BELGIUM	CID002773
655	Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163
656	Tantalum	Metalor Technologies SA	SWITZERLAND	CID001153
657	Tantalum	Mineração Taboca S.A.	BRAZIL	CID001175
658	Tantalum	Mitsubishi Materials Corporation	JAPAN	CID001188
659	Tantalum	Mitsubishi Materials Corporation	JAPAN	CID001191
660	Tantalum	Mitsui Mining & Smelting	JAPAN	CID001192
661	Tantalum	Molycorp Silmet A.S.	ESTONIA	CID001200
662	Tantalum	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204
663	Tantalum	NA	UNITED STATES
664	Tantalum	Nanchang Cemented Carbide Limited Liability Company	CHINA	—
665	Tantalum	Nantong Tongjie Electrical Co., Ltd.	CHINA
666	Tantalum	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
667	Tantalum	NEC Tokin Electronics(Thailand)Co.,Ltd.	THAILAND	—
668	Tantalum	Nichia Corporation	CHINA	Smelter Not Listed
669	Tantalum	Nihon Material Co., Ltd.	JAPAN	CID001259

	Metal	Smelter Name	Smelter Country	Smelter ID*
670	Tantalum	Ning Xia Dong Fang Tantalum Co. Ltd	CHINA
671	Tantalum	NingHua XingLuoKeng TungSten Mining CO.,LTD	CHINA	—
672	Tantalum	NingHua XingLuoKeng TungSten Mining CO.,LTD	CHINA
673	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
674	Tantalum	Nippon Mining & Metals	JAPAN
675	Tantalum	Nitora	SWITZERLAND
676	Tantalum	North American Stainless	UNITED STATES
677	Tantalum	North American Tungsten	COLOMBIA	Smelter Not Listed
678	Tantalum	Noventa	MOZAMBIQUE
679	Tantalum	NTET, Thailand	THAILAND	CID001309
680	Tantalum	ntong Tongjie Electrical Co., Ltd.	CHINA
681	Tantalum	Nuvoton Technology Corp.	TAIWAN
682	Tantalum	OJSC Kolyma Refinery	RUSSIAN FEDERATION	CID001328
683	Tantalum	Operaciones Metalurgical S.A.	BOLIVIA	CID001337
684	Tantalum	PAMP SA	SWITZERLAND	CID001352
685	Tantalum	PBT	FRANCE	Smelter Not Listed
686	Tantalum	Phoenix Metal Ltd.	RWANDA	CID002507
687	Tantalum	Plansee SE Liezen	AUSTRIA	CID002540
688	Tantalum	Plansee SE Reutte	AUSTRIA	CID002556
689	Tantalum	PM Kalco Inc	UNITED STATES
690	Tantalum	POSCO	KOREA, REPUBLIC OF
691	Tantalum	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
692	Tantalum	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
693	Tantalum	PT Bangka Putra Karya	INDONESIA	CID001412
694	Tantalum	PX Précinox SA	SWITZERLAND	CID001498
695	Tantalum	QuantumClean	UNITED STATES	CID001508
696	Tantalum	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512
697	Tantalum	REMELT SOURCES, INC.	UNITED STATES	—
698	Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL	CID002707
699	Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA	CID001522
700	Tantalum	Roldan S.A.	SPAIN
701	Tantalum	Royal Canadian Mint	CANADA	CID001534
702	Tantalum	Rui Da Hung	TAIWAN	CID001539
703	Tantalum	Sabin Metal Corp.	UNITED STATES	CID001546
704	Tantalum	SAMWON Metals Corp.	KOREA, REPUBLIC OF	CID001562
705	Tantalum	SANDVIK HARD MAT.	FRANCE
706	Tantalum	Schone Edelmetaal B.V.	NETHERLANDS	CID001573
707	Tantalum	SEMPSA Joyerĺa Platerĺa SA	SPAIN	CID001585
708	Tantalum	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
709	Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA	CID001634
710	Tantalum	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756
711	Tantalum	Solar Applied Materials Technology Corp.	TAIWAN	CID001761
712	Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
713	Tantalum	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
714	Tantalum	Taki Chemicals	JAPAN	CID001869
715	Tantalum	Talison Minerals Pty Ltd	AUSTRALIA
716	Tantalum	Talley Metals	UNITED STATES	CID002301
717	Tantalum	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
718	Tantalum	Tanco	CANADA
719	Tantalum	Tantalite Resources	SOUTH AFRICA	CID001879
720	Tantalum	Tejing (Vietnam) Tungsten Co Ltd	VIET NAM	CID001889
721	Tantalum	Telex Metals	UNITED STATES	CID001891
722	Tantalum	Thaisarco	THAILAND	CID001898
723	Tantalum	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916
724	Tantalum	Tokuriki Honten Co., Ltd.	JAPAN	CID001938
725	Tantalum	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
726	Tantalum	Torecom	KOREA, REPUBLIC OF	CID001955
727	Tantalum	Tranzact, Inc.	UNITED STATES	CID002571
728	Tantalum	Treibacher Industrie AG	CHINA
729	Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969
730	Tantalum	Uniontool Co.LTD	JAPAN	Smelter Not Listed
731	Tantalum	Valbruna	ITALY
732	Tantalum	Valcambi SA	SWITZERLAND	CID002003
733	Tantalum	VDM Metals USA, LLC	UNITED STATES	—
734	Tantalum	VISHAY TANTALUM	ISRAEL
735	Tantalum	VISHAY TANTALUM	PANAMA	—
736	Tantalum	WAM Technologies Taiwan Co.,Ltd.,	TAIWAN	—
737	Tantalum	WBH AG	AUSTRIA
738	Tantalum	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
739	Tantalum	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044
740	Tantalum	Wolfram Company CJSC	RUSSIAN FEDERATION	CID002047
741	Tantalum	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
742	Tantalum	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
743	Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508
744	Tantalum	Yano Metal	JAPAN
745	Tantalum	Yao gang xian mining	CHINA
746	Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	CID002307
747	Tantalum	Zhuzhou Cemented Carbide	CHINA	CID002232
748	Tin	5N Plus Lübeck GmbH	GERMANY	CID002662
749	Tin	A I M Québec	CANADA	Smelter Not Listed
750	Tin	A&W Iron & Metal	UNITED STATES	A&W Iron & Metal
751	Tin	A.E.B. International, Inc.	UNITED STATES
752	Tin	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004
753	Tin	A.M.P.E.R.E	POLAND	CID002322

	Metal	Smelter Name	Smelter Country	Smelter ID*
754	Tin	ABC	ALGERIA
755	Tin	Academy Precious Metals (China) Co., Ltd.	CHINA	CID000011
756	Tin	ACT JAPAN	JAPAN	CID000014
757	Tin	AFICA	FRANCE
758	Tin	AGR Matthey	AUSTRALIA	—
759	Tin	Ai-chia Industrial Co., Ltd.	CHINA
760	Tin	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
761	Tin	AIM	CANADA
762	Tin	AIM Solder (Shenzhen) Company Limited	CHINA
763	Tin	AK Steel Corp.	UNITED STATES
764	Tin	A-kyo Enterprise Co. Ltd.	TAIWAN
765	Tin	Aleris	UNITED STATES
766	Tin	Aleris International	UNITED STATES	Aleris International
767	Tin	Alfieri Scrap	UNITED STATES	Alfieri Scrap
768	Tin	All armor Minoru industry (co ) Co., Ltd.	TAIWAN
769	Tin	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035
770	Tin	Allied Metal Company	UNITED STATES
771	Tin	ALLTECH METAL	FRANCE
772	Tin	ALMAG	ITALY
773	Tin	Alpha	UNITED STATES	CID000292
774	Tin	Al-Rec	UNITED STATES	Al-Rec
775	Tin	Aluminum Alloys Inc.	UNITED STATES
776	Tin	Aluminum Resources	UNITED STATES
777	Tin	Aluphoenix Srl		Smelter Not Listed
778	Tin	Amacor	UNITED STATES	Amacor
779	Tin	Amalgamated Metal Corporation PLC	INDONESIA	CID002811
780	Tin	American Iron & Metal Co. Inc	CANADA
781	Tin	Ami Bridge Enterprise Co., Ltd.	TAIWAN	Smelter Not Listed
782	Tin	AMPERE	FRANCE
783	Tin	an chen	CHINA
784	Tin	An Thai Minerals Company Limited	VIET NAM	CID002825
785	Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703
786	Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
787	Tin	Angelcast Enterprise Co., Ltd.	TAIWAN
788	Tin	Anson Solder & Tin Products Co. Ltd.	CHINA
789	Tin	ANSON SOLDER&TIN PRODUCTS MADE LTD	CHINA	Smelter Not Listed
790	Tin	Aoki Labatories Ltd	CHINA	CID000071
791	Tin	Arcelor La Plaine	FRANCE
792	Tin	ArcelorMittal Burns Harbor	UNITED STATES
793	Tin	Arco Alloys	UNITED STATES
794	Tin	Asahi	SINGAPORE	Smelter Not Listed
795	Tin	Asahi Pretec Corporation	JAPAN	CID000082
796	Tin	Asahi Refining USA Inc.	UNITED STATES	CID000920
797	Tin	Asahi Solder Technology (Wuxi) Co., Ltd.	CHINA	Smelter Not Listed
798	Tin	Asaka Riken Co., Ltd.	JAPAN	CID000090
799	Tin	Assaf Conductors Ltd.	UNITED STATES
800	Tin	ATI Metalworking Products	UNITED STATES	—
801	Tin	Atlantic Metals	UNITED STATES
802	Tin	Atlas Pacific	UNITED STATES
803	Tin	ATM ESTANHO IND COM IMP EXP LTDA	BRAZIL
804	Tin	Audiua, Escardida	GERMANY
805	Tin	AURA-II	UNITED STATES
806	Tin	Aurubis	UNITED STATES
807	Tin	Aurubis Netherlands	NETHERLANDS
808	Tin	Ausmelt Limited	AUSTRALIA	—
809	Tin	Ayrubis	UNITED STATES
810	Tin	B T Solders Pvt Ltd	INDIA
811	Tin	B&B Metal	UNITED STATES	B&B Metal
812	Tin	Balver Zinn	GERMANY
813	Tin	BALVER ZINN Josef Jost GmbH & Co.KG	GERMANY	—
814	Tin	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
815	Tin	Banka	INDONESIA
816	Tin	BANKA	MALAYSIA
817	Tin	Bao tai	CHINA
818	Tin	Baoshida Swissmetall	SWAZILAND
819	Tin	Baslini Tin Srl	ITALY	Smelter Not Listed
820	Tin	Beck Aluminum	UNITED STATES	Beck Aluminum
821	Tin	Beijing Oriental Guide Welding Materials Co. Ltd	CHINA
822	Tin	Beijing Xinghe Jiada Technology Development	CHINA	—
823	Tin	Best Metais e Solda	BRAZIL	CID000151
824	Tin	Best Metals	BRAZIL
825	Tin	BNT Chemicals Gmbh	GERMANY
826	Tin	Bonoka.Beliting INDONESIA	INDONESIA	CID000160
827	Tin	BOYI METAL ELECTRO FTY.	CHINA	CID000163
828	Tin	bridge enterprise co., LTD	TAIWAN
829	Tin	Brinkmann Chemie AG	GERMANY	CID000169
830	Tin	Britannia Refined Metals Ltd.	UNITED KINGDOM	CID000170
831	Tin	Butterworth Smelter	MALAYSIA	—
832	Tin	C. Hafner GmbH + Co. KG	GERMANY	CID000176
833	Tin	Canfield	UNITED STATES	CID000177
834	Tin	Caridad	MEXICO	CID000180
835	Tin	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
836	Tin	Cendres + Métaux SA	SWITZERLAND	CID000189
837	Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL	CID000196

	Metal	Smelter Name	Smelter Country	Smelter ID*
838	Tin	Charter Wire	UNITED STATES
839	Tin	Chemtreat Consultant	INDIA
840	Tin	Chengfeng Metals Co Pte Ltd	CHINA	—
841	Tin	Chenzhou Gold Arrow Solder CO.,Ltd	CHINA	CID000226
842	Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA	CID000228
843	Tin	Chestnut Ridge	UNITED STATES	Chestnut Ridge
844	Tin	CHIA FAR	TAIWAN
845	Tin	China Hongqiao	CHINA	CID000237
846	Tin	China Huaxi Group Nandan	CHINA
847	Tin	China Lai Bin tin smelting co.,ltd	CHINA
848	Tin	China Minmetals	CHINA	CID001179
849	Tin	China National Non-ferrous	CHINA	—
850	Tin	China Tin Group Co., Ltd.	CHINA	CID001070
851	Tin	China YunXi mining	CHINA
852	Tin	Chofu Works	JAPAN	CID002786
853	Tin	Chuan Kai Aluminum Co., LTD.	TAIWAN
854	Tin	Chugai Mining	JAPAN	CID000264
855	Tin	CIMSA, S.A.	SPAIN
856	Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278
857	Tin	Cofermetal Spa		Smelter Not Listed
858	Tin	Cohen Alloys Ltd	UNITED KINGDOM	Smelter Not Listed
859	Tin	Colonial Metals	UNITED STATES
860	Tin	Commercial Metals	UNITED STATES	Commercial Metals
861	Tin	Continental Aluminum	UNITED STATES	Continental Aluminum
862	Tin	Cooerativa Produtores de Cassiterita	BRAZIL	—
863	Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295
864	Tin	COPPER 100	BRAZIL
865	Tin	Copper Suzhou Co.,	CHINA
866	Tin	Corporation Berhad (MSC	MALAYSIA
867	Tin	CSC Pure Technologies	RUSSIAN FEDERATION	CID000301
868	Tin	Custom Alloy	UNITED STATES	Custom Alloy
869	Tin	CUSTOM ALLOY LIGHT METALS INC	UNITED STATES
870	Tin	CV Ayi Jaya	INDONESIA	CID002570
871	Tin	CV Dua Sekawan	INDONESIA	CID002592
872	Tin	CV Duta Putra Bangka	INDONESIA	CID000304
873	Tin	CV Gita Pesona	INDONESIA	CID000306
874	Tin	CV Makmur Jaya	INDONESIA	CID000308
875	Tin	CV Serumpun Sebalai	INDONESIA	CID000313
876	Tin	CV Tiga Sekawan	INDONESIA	CID002593
877	Tin	CV United Smelting	INDONESIA	CID000315
878	Tin	CV Venus Inti Perkasa	INDONESIA	CID002455
879	Tin	Da Tong Co., Ltd	TAIWAN	Smelter Not Listed
880	Tin	Dae Chang Co., Ltd.	KOREA, REPUBLIC OF	CID000323
881	Tin	Dae Kil	KOREA, REPUBLIC OF	CID000324
882	Tin	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	CID000328
883	Tin	Daewoo International	KOREA, REPUBLIC OF
884	Tin	Daiki Aluminium Industry (Thailand) Co.,Ltd.	THAILAND	CID002350
885	Tin	Darley Dale Smelter	UNITED KINGDOM
886	Tin	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
887	Tin	Diehl Metall Aplications GmbH	GERMANY
888	Tin	Ding Pacific	CHINA
889	Tin	Doctor of solder products Co., LTD	CHINA
890	Tin	DODUCO GmbH	GERMANY	CID000362
891	Tin	Dongguan CameroonChemical Materials Co., Ltd	CHINA	—
892	Tin	DONGGUAN CITY HUAYU METALS MATERIAL CO.,LTD	CHINA
893	Tin	Dongguan City JiuBo Electronic Science and Technology Co.,LTD	CHINA
894	Tin	Dongguan City Thousand Island Metal Foil Co.,Ltd.	CHINA	Smelter Not Listed
895	Tin	DONGGUAN DONGXU METAL SURFACE HANDLE CO., LTD	CHINA
896	Tin	Dongguan lason metel materials co,.ltd	CHINA	Smelter Not Listed
897	Tin	Dongguan Qiandao	CHINA	—
898	Tin	Dongguan Yuecheng metal materials Co., Ltd.	CHINA
899	Tin	Dongguan zhong ju tin electronic CO.,LTD.	CHINA
900	Tin	Dowa	JAPAN	CID000402
901	Tin	Dr. soldering tin products Co., Ltd.	CHINA
902	Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY	CID000406
903	Tin	DS	INDONESIA	Smelter Not Listed
904	Tin	DUKSAN HI-METAL	KOREA, REPUBLIC OF	CID000409
905	Tin	Duni Ljevaonica obojenih metala	CROATIA
906	Tin	Duoluoshan	CHINA	CID000410
907	Tin	Dyfenco Green Applied Materials CO.,LTD	TAIWAN
908	Tin	Eagle Brass	UNITED STATES
909	Tin	Eastern Alloys	UNITED STATES	Eastern Alloys
910	Tin	EBARA-UDYLITE	CHINA
911	Tin	Eco-System Recycling Co., Ltd.	JAPAN	CID000425
912	Tin	EFD INC.	CHINA
913	Tin	Egli Fischer	SWITZERLAND
914	Tin	Electroloy Coroperation Sdn Bhd	MALAYSIA
915	Tin	Electroloy Metal Pte	SINGAPORE	CID000434
916	Tin	Electroloy Metal PTE LTD	CHINA
917	Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572
918	Tin	Elemetal Refining, LLC	UNITED STATES	CID001322
919	Tin	Elmet S.A. de C.V.	BOLIVIA
920	Tin	Elmet S.L.U. (Metallo Group)	SPAIN	CID002774
921	Tin	EM Vinto	BOLIVIA	CID000438

	Metal	Smelter Name	Smelter Country	Smelter ID*
922	Tin	ept	GERMANY
923	Tin	EREDI GNUTTI	ITALY
924	Tin	Essar Steel Algoma	CANADA
925	Tin	Estanho de Rondônia S.A.	BRAZIL	CID000448
926	Tin	E-tech Philippines	PHILIPPINES
927	Tin	Excellent resistance to copper (suzhou) co., LTD	CHINA
928	Tin	Exim Americana	MEXICO
929	Tin	Eximetal S.A.	ARGENTINA
930	Tin	F&X Electro-Materials Limited	CHINA	—
931	Tin	Federal Metal Company	UNITED STATES
932	Tin	Federal Mogul Wiesbaden	GERMANY
933	Tin	Feinhütte Halsbrücke GmbH	GERMANY	CID000466
934	Tin	Felder GmbH - Löttechnik	GERMANY
935	Tin	Fenix Metals	POLAND	CID000468
936	Tin	Ferro Alloys de México, S.A. de C.V.	BRAZIL
937	Tin	First Copper Technology Co., Ltd.	TAIWAN
938	Tin	FIRST COPPER TECHNOLOGY CO.,LTD	CHINA
939	Tin	Foshan Nanhai Tongding Metal Co., Ltd.	CHINA	Smelter Not Listed
940	Tin	Fuji Metal Mining	THAILAND	CID000498
941	Tin	Fujian Zijin copper Co.Ltd	CHINA	—
942	Tin	Full armor Industries (shares) Ltd.	TAIWAN	Smelter Not Listed
943	Tin	Fundição Regali	BRAZIL
944	Tin	Fundipar	BRAZIL
945	Tin	FUNDITUBA INDÚSTRIA METALÚRGICA LTDA.	BRAZIL
946	Tin	FurukawaElectric	JAPAN	CID000508
947	Tin	GA AVRIL	UNITED STATES
948	Tin	Galloo N.V.	BELGIUM
949	Tin	Ganzhou City, Jiangxi Province on the Jewish Xinmao Tin Co., Ltd.	CHINA
950	Tin	Ganzhou Hailong W&M Co Ltd	CHINA	Smelter Not Listed
951	Tin	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
952	Tin	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
953	Tin	ge jiu ye lian chang	CHINA
954	Tin	Gebr. Kemper GmbH & Co.KG	GERMANY
955	Tin	Gebrueder Kemper GMBH	GERMANY
956	Tin	Gejiu Fengming Metalurgy Chemical Plant	CHINA	CID002848
957	Tin	GEJIU GOLD SMELTER MINERALS CO.,LTD	CHINA	CID000545
958	Tin	Gejiu Jin Ye Mineral Co., Ltd.	CHINA	CID002168
959	Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
960	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538
961	Tin	Gejiu Yunhong Tin Ltd Yunnan Of P.R.China	CHINA	Smelter Not Listed
962	Tin	Gejiu Yunxi Group Corp.	CHINA
963	Tin	Gejiu YunXin Colored Electrolysis Ltd	CHINA	CID002190
964	Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
965	Tin	Gibbs Wire & Steel Co	UNITED STATES	CID000562
966	Tin	Glencore	CANADA
967	Tin	Global Advanced Metals	UNITED STATES	CID002557
968	Tin	G-Metco, Inc.	UNITED STATES	G-Metco, Inc.
969	Tin	Gold Bell Group	CHINA	CID000572
970	Tin	Goldy Metals	UNITED STATES	Goldy Metals
971	Tin	Gomat-e-K.	GERMANY
972	Tin	Goodway	Unknown	CID000585
973	Tin	Grant Manufacturing and Alloying	UNITED STATES	CID000589
974	Tin	Grillo-Handel	GERMANY
975	Tin	Grupo Mexico S.A. (mineria)	MEXICO
976	Tin	Guang Xi Hua Xi Corp	CHINA
977	Tin	Guangdong Anson tin products manufacturing company	Unknown	CID000600
978	Tin	GuangDong Jiatian Stannum Products Co., Ltd	CHINA
979	Tin	Guangdong Jiatian Stannum Products Co., Ltd	CHINA	Smelter Not Listed
980	Tin	Guangdong Shengye	CHINA
981	Tin	Guangxi China Tin Group Co., Ltd	CHINA	—
982	Tin	Guangxi Crystal Union Photoelectric Materials Co., Ltd.	CHINA	—
983	Tin	Guangxi Huaxi Group Limited	CHINA	CID000623
984	Tin	Guangxi ndan China tin group of China	CHINA
985	Tin	Guangxi Nonferrous Metals Group ( Hechi Xinhua smelting limited company)	CHINA
986	Tin	Guangxi Pinggui PGMA Co., Ltd	CHINA	—
987	Tin	Guangxi Zhongshan Gold Bell Smelting Corp.Ltd	CHINA	2CHN013
988	Tin	Guangzhou Non-Ferrous Metals Research Institute	CHINA
989	Tin	Guangzhou Special Copper & Electronics material Co.,LTD	CHINA	CID000637
990	Tin	GuanXi China Tin Group Co.,LTD	CHINA	—
991	Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	CID002849
992	Tin	Guest Huaxi Smelting Co. Ltd.	CHINA
993	Tin	Guixi Smelter	CHINA
994	Tin	Guo Dong Copper Manufacture Co., Ltd		Smelter Not Listed
995	Tin	H. KRAMER & CO.	UNITED STATES
996	Tin	H.C. Starck Co., Ltd.	THAILAND	CID002544
997	Tin	H.C. Starck GmbH	GERMANY	CID002541
998	Tin	H.C. Starck Inc.	UNITED STATES	CID002548
999	Tin	H.C. Starck Ltd.	JAPAN	CID002549
1000	Tin	H.J.Enthoven Ltd	UNITED KINGDOM	Smelter Not Listed
1001	Tin	Ha-High Metal	MALAYSIA
1002	Tin	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA
1003	Tin	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA
1004	Tin	Hana-High Metal	KOREA, REPUBLIC OF	CID000665
1005	Tin	Hanbaek nonferrous metals	KOREA, REPUBLIC OF	CID000666

	Metal	Smelter Name	Smelter Country	Smelter ID*
1006	Tin	Handok	KOREA, REPUBLIC OF	CID000667
1007	Tin	HANDOK METAL CO.,LTD	KOREA, REPUBLIC OF	—
1008	Tin	Hangzhou Yatong Electronics Co., Ltd.		Smelter Not Listed
1009	Tin	HARADA METAL INDUSTRY CO., LTD.	JAPAN	Smelter Not Listed
1010	Tin	Hawkins, Inc.	UNITED STATES
1011	Tin	Hayes Metals Pty Ltd	NEW ZEALAND
1012	Tin	HeChi Metallurgical Chemical factory	CHINA
1013	Tin	Heesung Metal Ltd.	KOREA, REPUBLIC OF	CID000690
1014	Tin	Heimerle + Meule GmbH	GERMANY	CID000694
1015	Tin	Henan Province in Gold Investment Management Ltd.	CHINA	—
1016	Tin	Henan Sanmenxia Lingbao JinYuan Mining industry Company Limited	CHINA
1017	Tin	Heraeus Ltd. Hong Kong	CHINA	CID000707
1018	Tin	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
1019	Tin	Heraeus Materials Technology GmbH & Co. KG	GERMANY
1020	Tin	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
1021	Tin	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711
1022	Tin	Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA
1023	Tin	HeraeusZhaoyuanPreciousMetalMaterialsCo.Ltd.	CHINA
1024	Tin	Heraus	FRANCE	Smelter Not Listed
1025	Tin	Hetai Gold Mineral Guangdong Ltd. Co.		Smelter Not Listed
1026	Tin	High Quality Technology Co.,Ltd	CHINA	Unknown
1027	Tin	High-Power Surface Technology	Unknown	CID000722
1028	Tin	High-Tech Co., Ltd. Taiwan	TAIWAN	Smelter Not Listed
1029	Tin	Hikaru Suites Ltd.	JAPAN	Smelter Not Listed
1030	Tin	Hitachi Cable	JAPAN
1031	Tin	HL Thorne	UNITED KINGDOM
1032	Tin	Holdjinn		Smelter Not Listed
1033	Tin	HONEYWELL ELECTRONIC MATERIALS	UNITED STATES	CID000740
1034	Tin	Hong-Qiao Co., Ltd.	CHINA
1035	Tin	HongQiao metal parts	CHINA
1036	Tin	HUA ENG WIRE&CABLE CO.,LTD	TAIWAN	CID000751
1037	Tin	HUAHONG CO., LTD	CHINA
1038	Tin	Huanggang Tongding	CHINA
1039	Tin	Huaxi Guangxi Group	CHINA
1040	Tin	HuaXi Metals Co.,Ltd	CHINA
1041	Tin	Huaxi Smelting Co. Ltd	CHINA	Smelter Not Listed
1042	Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844
1043	Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760
1044	Tin	Huichang Shun Tin Kam Industries, Ltd.	CHINA
1045	Tin	Huizhou Taiwan Electronic Component Limited Company	CHINA	CID000764
1046	Tin	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769
1047	Tin	Hunan Nonferrous Metals Holding Group Co. Ltd	CHINA	Smelter Not Listed
1048	Tin	Hunan Tin Company, Ltd.	CHINA	Smelter Not Listed
1049	Tin	Huntington Alloys		Smelter Not Listed
1050	Tin	Huron Valley Steel Corp	UNITED STATES	Smelter Not Listed
1051	Tin	Hyundai-Steel	KOREA, REPUBLIC OF	CID000780
1052	Tin	Ibe Zinn- Und Lötprodukte E.K.		Smelter Not Listed
1053	Tin	IBF IND Brasileira de Ferroligas Ltda	BRAZIL	CID000782
1054	Tin	IMC-MetalsAmerica, LLC	UNITED STATES
1055	Tin	IMLI	INDONESIA	—
1056	Tin	Impag AG	SWITZERLAND
1057	Tin	Imperial Zinc, Corp.	UNITED STATES
1058	Tin	Imsamet	UNITED STATES	Imsamet
1059	Tin	In The High-Tech Co. Ltd	TAIWAN
1060	Tin	Inbra Ind E Comercio De Metais LTDA	BRAZIL
1061	Tin	Incesa Comp. Eletricos Ltda	BRAZIL	—
1062	Tin	Increasingly and Chemical (Suzhou) Co., Ltd.	CHINA	CID000795
1063	Tin	Ind. Minera Mexico	MEXICO
1064	Tin	Indium Corporation Of Europe	UNITED KINGDOM	Smelter Not Listed
1065	Tin	Indonesia(Bangka)	INDONESIA
1066	Tin	Indra Eramulti Logam,IMLI	INDONESIA	2IDN032
1067	Tin	Industria Brasileira de Ferro Ligas Ltda	BRAZIL
1068	Tin	Industrial, Kuon Chen Hardware	TAIWAN
1069	Tin	Ing.Josef Kořínek	CZECH REPUBLIC
1070	Tin	Ingot Metal		Smelter Not Listed
1071	Tin	International Wire Group, Inc	UNITED STATES
1072	Tin	Intrametco	UNITED STATES	Intrametco
1073	Tin	Inventec	FRANCE
1074	Tin	inwu xiang-gui mining and metallurgy co., LTD	CHINA
1075	Tin	IPS	FRANCE
1076	Tin	Ishifuku Metal Industry Co., Ltd.	JAPAN
1077	Tin	Ishihara Chemical Co. Ltd.	JAPAN
1078	Tin	i-TSCL	GERMANY
1079	Tin	JalanPantai/Malaysia	MALAYSIA
1080	Tin	Jan Janq	TAIWAN
1081	Tin	Japan Mint	JAPAN	CID000823
1082	Tin	Japan New Metals Co., Ltd.	JAPAN	CID000825
1083	Tin	Jau janq Enteprise Co.,Ltd.	TAIWAN	—
1084	Tin	JAUJANQ_Malaysia Smelting Corp	MALAYSIA
1085	Tin	JAUJANQENTERPRISECO.,LTD.	TAIWAN
1086	Tin	Jean Goldschmidt International	BELGIUM	CID000835
1087	Tin	JI,Jenderal Sudirman 51 Pangkal Pinang 33121, Bangka, Indonesia	INDONESIA
1088	Tin	Jia Tian	CHINA	CID001217
1089	Tin	Jiangmen Huayuan Industry Co. Ltd	CHINA

	Metal	Smelter Name	Smelter Country	Smelter ID*
1090	Tin	Jiangsu Xinhai Copper Co.,Ltd.	CHINA
1091	Tin	Jiangxi Copper Company Limited	CHINA	CID000855
1092	Tin	Jiangxi Ganzhou Shangyou County Xinmao Tin Industry Co., Ltd.	CHINA	Smelter Not Listed
1093	Tin	JiangXi JiaWang	CHINA
1094	Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244
1095	Tin	Jiangxi Nanshan	CHINA	CID000864
1096	Tin	JiangxiShunda Huichang Kam Tin Co., Ltd.	CHINA	—
1097	Tin	Jin Tian	CHINA	CID000887
1098	Tin	jin yi group	CHINA
1099	Tin	Jin Zhou	CHINA	CID000892
1100	Tin	Jinlong Copper Co. Ltd.		Smelter Not Listed
1101	Tin	Johnson Matthey, UK-London	UNITED KINGDOM
1102	Tin	JU TAI INDUSTRIAL CO.,LTD.	CHINA	CID000934
1103	Tin	Jun xiang	CHINA
1104	Tin	Juxuan		Smelter Not Listed
1105	Tin	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
1106	Tin	Kai Union Industry and Trade Co., Ltd.	CHINA	—
1107	Tin	Kaimeng (Geiju) Industry and Trade Co., Ltd.	CHINA	—
1108	Tin	Kalas Wire	UNITED STATES
1109	Tin	KARAS PLATING LTD	UNITED KINGDOM
1110	Tin	Katapang	CHINA
1111	Tin	Kennametal Huntsville	UNITED STATES	CID000105
1112	Tin	Kennecott Utah Copper LLC	UNITED STATES	CID000969
1113	Tin	Kester inc	UNITED STATES
1114	Tin	Ketabang	CHINA
1115	Tin	Kewei Tin Co.,ltd	CHINA	CID002371
1116	Tin	KIESOW DR. BRINKMANN	GERMANY
1117	Tin	Kiesow Dr. Brinkmann		Smelter Not Listed
1118	Tin	Kihong T&G	INDONESIA	CID000971
1119	Tin	KME	ITALY
1120	Tin	KME France	FRANCE
1121	Tin	KME Germany	GERMANY
1122	Tin	KOBA	INDONESIA
1123	Tin	Koba/Primah	INDONESIA	NA
1124	Tin	Koepp Schaum GmbH	GERMANY
1125	Tin	Kojima Chemicals Co,Ltd	JAPAN	—
1126	Tin	KOKI JAPAN	JAPAN
1127	Tin	Koki Products Co.,Ltd	THAILAND	CID000986
1128	Tin	Kovohut_ P_’bram	RUSSIAN FEDERATION
1129	Tin	Kovohute Pribram Nastupnicka A. S.	CZECH REPUBLIC
1130	Tin	KOVOHUTE PRIBRAM NASTUPNICKA, A.S.	CZECH REPUBLIC	CID000992
1131	Tin	KuanShanChina Ai Sen Self-conductor Meterials Company	CHINA	—
1132	Tin	Kunming High-tech Industrial Developing Area	CHINA
1133	Tin	Kuntai	CHINA	CID001019
1134	Tin	Kupol	RUSSIAN FEDERATION	CID001020
1135	Tin	kyocera	Japan
1136	Tin	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
1137	Tin	L’ azurde Company For Jewelry	SAUDI ARABIA	CID001032
1138	Tin	Lai’bin China Tin Smelting Ltd.	CHINA	—
1139	Tin	Laibin Huaxi Smelterring Co.,Ltd	CHINA
1140	Tin	LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO.,LTD.	CHINA
1141	Tin	Laurand Associates	UNITED STATES	Laurand Associates
1142	Tin	Laybold	MALAYSIA
1143	Tin	L-com Inc	UNITED STATES
1144	Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA
1145	Tin	Leybold Co.,Ltd.	JAPAN	Smelter Not Listed
1146	Tin	LI CHUN METALS CO., LTD.	TAIWAN
1147	Tin	Lian Jing		Smelter Not Listed
1148	Tin	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
1149	Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	CID001063
1150	Tin	Loose end solder co., LTD	JAPAN
1151	Tin	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	CID001078
1152	Tin	Lübeck GmbH	GERMANY
1153	Tin	LUPON ENTERPRISE CO., LTD	TAIWAN	CID001096
1154	Tin	M&R Claushuis BV	NETHERLANDS
1155	Tin	Ma On Shuguang Smelting Plant	CHINA	CID001099
1156	Tin	MacDermid	UNITED STATES
1157	Tin	MacDermid Fine Chemical Co., Ltd. Hongkong	CHINA
1158	Tin	MacDermid GmbH	GERMANY
1159	Tin	Mag Pro LLC	UNITED STATES	Mag Pro LLC
1160	Tin	Magna	UNITED STATES	Magna
1161	Tin	Magnesium Elekton Inc.	UNITED STATES
1162	Tin	Magnu’s Minerais Metais e Ligas Ltda.	BRAZIL	CID002468
1163	Tin	MagPro LLC	UNITED STATES	MagPro LLC
1164	Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
1165	Tin	Man yi metal industry (stock) co., LTD	TAIWAN
1166	Tin	MANAAS MEYERLARGICAL	INDIA
1167	Tin	Manaas Meyerlargical		Smelter Not Listed
1168	Tin	MARCO METALES DE MEXICO,S. DE R.L. DE C.V.	MEXICO
1169	Tin	mariveles Bataan	PHILIPPINES	NA
1170	Tin	Materials Eco-Refining CO.,LTD	JAPAN	—
1171	Tin	Materion	UNITED STATES	CID001113
1172	Tin	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
1173	Tin	Matsuo Solder Co. Ltd	JAPAN

	Metal	Smelter Name	Smelter Country	Smelter ID*
1174	Tin	MATSUSHIMA KINZOKU	JAPAN	—
1175	Tin	Matsushima Metal Corporation	JAPAN
1176	Tin	MBO	FRANCE
1177	Tin	MBO-Doublink Solders Co.,LTD	CHINA
1178	Tin	MCP Heck	GERMANY
1179	Tin	MCP Metal Specialist Inc.	UNITED KINGDOM	CID001130
1180	Tin	MCP Metal Specialities Inc.	UNITED STATES
1181	Tin	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM	Supplier
1182	Tin	Mecomsa, S.A. de C.V.	PERU
1183	Tin	Medeko Cast S.R.O.	SLOVAKIA
1184	Tin	Melt Metais e Ligas S/A	BRAZIL	CID002500
1185	Tin	Meng neng	CHINA
1186	Tin	Mentok Smelter	INDONESIA
1187	Tin	MENTPL	INDONESIA
1188	Tin	Metaconcept	FRANCE	Smelter Not Listed
1189	Tin	Metahub Industries Sdn. Bhd.	MALAYSIA	CID001136
1190	Tin	Met-AL	UNITED STATES
1191	Tin	Metal Source (Indiana)	UNITED STATES	Metal Source (Indiana)
1192	Tin	Metal Alloy (India)	INDIA	Smelter Not Listed
1193	Tin	Metal Exchange	UNITED STATES	Metal Exchange
1194	Tin	Metallic Resources, Inc.	UNITED STATES	CID001142
1195	Tin	Metallo Chimique	BELGIUM	CID001143
1196	Tin	Metallo-Chimique N.V.	BELGIUM	CID002773
1197	Tin	Metallum Metal Trading Company	SWITZERLAND
1198	Tin	Metalor Chimique	BELGIUM
1199	Tin	Metalor Technologies SA	SWITZERLAND	CID001153
1200	Tin	Metech Alu Ind Sdn, Bhd.		Smelter Not Listed
1201	Tin	Metropolitan Alloys Corp	UNITED STATES
1202	Tin	Midland Industries, Inc.	UNITED STATES	Smelter Not Listed
1203	Tin	Millard Wire	UNITED STATES	CID001169
1204	Tin	Minchali Metal Industry	TAIWAN	Smelter Not Listed
1205	Tin	Mineração Taboca S.A.	BRAZIL	CID001173
1206	Tin	Mineral-Metal s.r.o.	CZECH REPUBLIC
1207	Tin	Ming Li Jia smelt Metal Factory	CHINA	CID001177
1208	Tin	Minmetal	CHINA	—
1209	Tin	Minsur	PERU	CID001182
1210	Tin	Misue Tin Smelter And Refinery	PERU	Smelter Not Listed
1211	Tin	Mits-Tec (Shanghai) Co. Ltd.	CHINA	CID001187
1212	Tin	Mitsubishi Materials Corporation	JAPAN	CID001188
1213	Tin	Mitsubishi Materials Corporation	JAPAN	CID001191
1214	Tin	MitsubishiElectricMetecsCo.,Ltd.	JAPAN
1215	Tin	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
1216	Tin	Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN	—
1217	Tin	MK Electron	KOREA, REPUBLIC OF
1218	Tin	Molycorp Silmet A.S.	ESTONIA	CID001200
1219	Tin	Monette	GERMANY
1220	Tin	Montok Smelter	INDONESIA
1221	Tin	MSC,Malaysia Smelting Corp,Malaysia Smelting Corporation Berhad	MALAYSIA	2MYS016
1222	Tin	Multiple Xin precision metal electroplating factory	CHINA	CID001208
1223	Tin	MUNTOK SMELTER	INDONESIA
1224	Tin	N.E. CHEMCAT CORPORATION	JAPAN
1225	Tin	Nancang Metal Material Co.,Ltd	CHINA
1226	Tin	Nandan China Huaxi Group	CHINA
1227	Tin	Nanjing Xinxing Electronical Stuff Limited Company		Smelter Not Listed
1228	Tin	Nankang Nanshan Tin Co., Ltd.	CHINA
1229	Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231
1230	Tin	Nathan Trotter & Co., Inc	UNITED STATES	CID001234
1231	Tin	Nentok	INDONESIA
1232	Tin	Neuhaus	GERMANY
1233	Tin	NGHE TIN NON-FERROUS METAL	VIET NAM	CID001247
1234	Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573
1235	Tin	Nihon Superior Co.,Ltd	JAPAN
1236	Tin	NIHON GENMA MFG.CO.,LTD.	JAPAN	CID001256
1237	Tin	NIHON KAGAKU SANGYO CO.,LTD.	JAPAN
1238	Tin	Ningbo Jintian copper (Group) Company Limited	CHINA	CID001265
1239	Tin	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
1240	Tin	Nippon Filler Metals Ltd	JAPAN	CID001282
1241	Tin	Nippon Kinzoku	JAPAN	Smelter Not Listed
1242	Tin	Nippon Steel	JAPAN	CID001291
1243	Tin	Nohon Superior Co.,	JAPAN
1244	Tin	Nortena de Metales, SA	SPAIN	—
1245	Tin	North Star BlueScope Steel, LLC	UNITED STATES
1246	Tin	NOSMELTER	INDONESIA
1247	Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	CID001305
1248	Tin	Nucor Steel	UNITED STATES
1249	Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
1250	Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
1251	Tin	Oetinger Aluminium		Smelter Not Listed
1252	Tin	OMG Electronisc Chemical Pte. Ltd	SINGAPORE
1253	Tin	OOO SKAT	RUSSIAN FEDERATION
1254	Tin	Operaciones Metalurgical S.A.	BOLIVIA	CID001337
1255	Tin	Oxbow Metals	MEXICO
1256	Tin	Palm International	UNITED STATES
1257	Tin	Pan-Metallgesellschaft Baumgärtner		Smelter Not Listed

	Metal	Smelter Name	Smelter Country	Smelter ID*
1258	Tin	Paranapanema	BOLIVIA	Smelter Not Listed
1259	Tin	Paranapanema	BRAZIL
1260	Tin	Parex International Corp.	CHINA
1261	Tin	PBT	FRANCE
1262	Tin	Persang Alloy Industries	INDIA	Smelter Not Listed
1263	Tin	PGMA	CHINA
1264	Tin	Philippine Associated Smelting And Refing Corporation		Smelter Not Listed
1265	Tin	Phoenix Metal Ltd.	RWANDA	CID002507
1266	Tin	Pinshine		Smelter Not Listed
1267	Tin	PIREKS	TURKEY
1268	Tin	PISCO	PERU
1269	Tin	PL Timah Tbk	INDONESIA
1270	Tin	Plansee SE Liezen	AUSTRIA	CID002540
1271	Tin	Poongsan Corporation	KOREA, REPUBLIC OF	CID001377
1272	Tin	Posco	KOREA, REPUBLIC OF	CID001378
1273	Tin	Praxair Surface Technologies		Smelter Not Listed
1274	Tin	Prifer Com de Sucata	BRAZIL
1275	Tin	PRIMEYOUNG METAL (ZHUHAI)IND.CO.,LTD	CHINA	Smelter Not Listed
1276	Tin	Primeyoung Metal Ind. (Zhuhai) Co., Ltd	CHINA
1277	Tin	Pro Wu Xianggui Mining Co., Ltd.	CHINA
1278	Tin	Productos Minerales del Norte S.A. de C.V.	BOLIVIA
1279	Tin	ProtekDevice	UNITED STATES	CID001392
1280	Tin	PT Alam Lestari Kencana	INDONESIA	CID001393
1281	Tin	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
1282	Tin	PT Aries Kencana Sejahtera	INDONESIA	CID000309
1283	Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399
1284	Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503
1285	Tin	PT Babel Inti Perkasa	INDONESIA	CID001402
1286	Tin	PT Babel Surya Alam Lestari	INDONESIA	CID001406
1287	Tin	PT Bangka Kudai Tin	INDONESIA	CID001409
1288	Tin	PT Bangka Prima Tin	INDONESIA	CID002776
1289	Tin	PT Bangka Putra Karya	INDONESIA	CID001412
1290	Tin	PT Bangka Timah Utama Sejahtera	INDONESIA	CID001416
1291	Tin	PT Bangka Tin Industry	INDONESIA	CID001419
1292	Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421
1293	Tin	PT BilliTin Makmur Lestari	INDONESIA	CID001424
1294	Tin	PT Bukit Timah	INDONESIA	CID001428
1295	Tin	PT Cipta Persada Mulia	INDONESIA	CID002696
1296	Tin	PT Citralogam	INDONESIA
1297	Tin	PT Donna Kembara Jaya	INDONESIA	CID002473
1298	Tin	PT DS Jaya Abadi	INDONESIA	CID001434
1299	Tin	PT Eunindo Usaha Mandiri	INDONESIA	CID001438
1300	Tin	PT Fang Di MulTindo	INDONESIA	CID001442
1301	Tin	PT HANJAYA PERKASA METALS	INDONESIA	CID002287
1302	Tin	PT HP Metals Indonesia	INDONESIA	CID001445
1303	Tin	PT Inti Stania Prima	INDONESIA	CID002530
1304	Tin	PT Justindo	INDONESIA	CID000307
1305	Tin	PT Karimun Mining	INDONESIA	CID001448
1306	Tin	PT Kijang Jaya Mandiri	INDONESIA	CID002829
1307	Tin	PT Koba Tin	INDONESIA	CID001449
1308	Tin	PT Mitra Stania Prima	INDONESIA	CID001453
1309	Tin	PT NATARI	INDONESIA	CID001456
1310	Tin	PT Panca Mega Persada	INDONESIA	CID001457
1311	Tin	PT Pelat Timah Nusantara Tbk	INDONESIA	CID001486
1312	Tin	PT Prima Timah Utama	INDONESIA	CID001458
1313	Tin	PT Putra Karya	INDONESIA
1314	Tin	PT Rajwa International	INDONESIA	CID002475
1315	Tin	PT Refined Bangka Tin	INDONESIA	CID001460
1316	Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463
1317	Tin	PT Seirama Tin Investment	INDONESIA	CID001466
1318	Tin	PT Singkep Times Utama	INDONESIA	CID002476
1319	Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468
1320	Tin	PT Sukses Inti Makmur	INDONESIA	CID002816
1321	Tin	PT Sumber Jaya Indah	INDONESIA	CID001471
1322	Tin	PT Supra Sukses Trinusa	INDONESIA	CID001476
1323	Tin	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477
1324	Tin	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482
1325	Tin	PT Timah Nusantara	INDONESIA	2IDN043
1326	Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490
1327	Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478
1328	Tin	PT Tommy Utama	INDONESIA	CID001493
1329	Tin	PT Wahana Perkit Jaya	INDONESIA	CID002479
1330	Tin	PT Yinchendo Mining Industry	INDONESIA	CID001494
1331	Tin	PT. Indra Eramulti Logam Industri	INDONESIA
1332	Tin	PT.Tanloaug Tinah	INDONESIA
1333	Tin	Pure Technology	RUSSIAN FEDERATION
1334	Tin	Purher Recycling	UNITED STATES	Purher Recycling
1335	Tin	QianDao Co. ,ltd	CHINA
1336	Tin	Qualitek delta philippines	PHILIPPINES	CID001505
1337	Tin	Quality Parts	UNITED STATES	Quality Parts
1338	Tin	Quan kai shiye(gu)youxian gongsi	TAIWAN
1339	Tin	Rahman Hydraulic Tin Berhad	MALAYSIA
1340	Tin	Ram Sales	UNITED STATES	NA
1341	Tin	RBT	INDONESIA

	Metal	Smelter Name	Smelter Country	Smelter ID*
1342	Tin	Recial - Reciclagem de Aluminios, SA	PORTUGAL	Smelter Not Listed
1343	Tin	Recycling Services of Indiana	UNITED STATES	Recycling Services of Indiana
1344	Tin	Redling Dolder(M)SDN.BHD	MALAYSIA
1345	Tin	REDRING SOLDER (M) SDN BHD	MALAYSIA
1346	Tin	REDSUN	TAIWAN	—
1347	Tin	REMELT SOURCES, INC.	UNITED STATES	—
1348	Tin	Republic Metals Corporation	UNITED STATES	CID002510
1349	Tin	Resind Indústria e Comércio Ltda.	BRAZIL	CID002706
1350	Tin	REYNOLDS	FRANCE
1351	Tin	Richard Stenzhorn GmbH	GERMANY
1352	Tin	richemax international co.,LTD	CHINA
1353	Tin	Ritchey Metals	UNITED STATES
1354	Tin	Rohm & Haas R&H Europe Trading AP	GERMANY
1355	Tin	Rohm & Hass	CHINA
1356	Tin	RSI	UNITED STATES
1357	Tin	RST	GERMANY	CID001538
1358	Tin	Rui Da Hung	TAIWAN	CID001539
1359	Tin	S Company	THAILAND	CID001545
1360	Tin	S. Izaguirre	SPAIN
1361	Tin	Sacal	ITALY
1362	Tin	Samatron	KOREA, REPUBLIC OF
1363	Tin	Samhwa Non-ferrorus Metal Ind. Co. Ltd	KOREA, REPUBLIC OF	CID001557
1364	Tin	Samtec	UNITED STATES	CID001561
1365	Tin	SAN-ETSU METALS	JAPAN
1366	Tin	SARBAK	TURKEY
1367	Tin	Sarkuysan Elektrolitik Bakir Sanayi Ve Ticaret As		Smelter Not Listed
1368	Tin	Scepter	UNITED STATES	Scepter
1369	Tin	Schloetter Co. Ltd	UNITED KINGDOM
1370	Tin	SCompany	THAILAND
1371	Tin	seirenngyousya	CHINA
1372	Tin	SELAYANG SOLDER SDN.BHD.	INDONESIA
1373	Tin	Senju Metal Industry Co., LTD	JAPAN
1374	Tin	Service Aluminum	UNITED STATES	Service Aluminum
1375	Tin	Settu Chemical Industry	JAPAN
1376	Tin	Severstal Columbus	UNITED STATES
1377	Tin	Severstal Dearborn	UNITED STATES
1378	Tin	Sevotrans	GERMANY
1379	Tin	SGS	BOLIVIA	CID001602
1380	Tin	SGS BOLIVIA S.A.	BOLIVIA	CID001602
1381	Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA	CID001606
1382	Tin	Shandong Guoda Gold Co., Ltd.	CHINA	Smelter Not Listed
1383	Tin	Shandong Zhaojin Gold & Silver Refinery Co., Ltd	CHINA	CID001622
1384	Tin	Shanghai Hubao Coppe	CHINA
1385	Tin	Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA
1386	Tin	ShangHai YueQiang Metal Products Co., LTD	CHINA	CID001642
1387	Tin	ShangQi	CHINA
1388	Tin	ShanTouShiYongYuanJinShuZaiShengCo.Ltd.	CHINA
1389	Tin	Shao Xing Tian Long Tin Materials Co. LTD.	CHINA
1390	Tin	Shapiro Metals	UNITED STATES	Shapiro Metals
1391	Tin	Shen Mao Solder (M) Sdn. Bhd.	MALAYSIA
1392	Tin	Shen MAO Technology Inc.	TAIWAN
1393	Tin	shen zhen qi xiang da hua gong gong si	CHINA
1394	Tin	Shen Zhen Rui Yun Feng Industry Co.,Ltd	CHINA
1395	Tin	Shenghwa Industries, Yuang-Hsian Metal	TAIWAN
1396	Tin	Shenzhen Anchen Soldering Tin Product Co., Ltd.	CHINA	Smelter Not Listed
1397	Tin	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA	CID001685
1398	Tin	Shenzhen City Thai Industrial CO., LTD.	CHINA
1399	Tin	Shenzhen keaixin Technology	CHINA	CID001697
1400	Tin	Shenzhen new jin spring solder products Co., LTD	CHINA	CID001700
1401	Tin	SHENZHEN RED CLOUD CROWN TIN LIMITED	CHINA	CID001704
1402	Tin	Shenzhen Xing Hongtai Tin Co.,Ttd	CHINA	Smelter Not Listed
1403	Tin	Shenzhen Yi Cheng Industrial	CHINA	CID001711
1404	Tin	Showa KaKo	JAPAN
1405	Tin	Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA
1406	Tin	Shunda Huichang Kam Tin Co., Ltd.	CHINA	Smelter Not Listed
1407	Tin	Siempre	UNITED STATES	Siempre
1408	Tin	Sin Asahi Solder(M)Sdn Bhd	MALAYSIA	—
1409	Tin	Singapore Asahi Chemical & Solder Industries	SINGAPORE
1410	Tin	Singapore LME Tin	SINGAPORE
1411	Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA
1412	Tin	SIPI METALS CORP	UNITED STATES
1413	Tin	Sizer Metals PTE	SINGAPORE
1414	Tin	Smclting&Refining	THAILAND
1415	Tin	Smelter Service Corp.	UNITED STATES	Smelter Service Corp.
1416	Tin	Smelting Branch of Yunnan Tin Company Ltd	CHINA
1417	Tin	SMIC SENJU MALAYSIA	MALAYSIA
1418	Tin	Snow up to the city of suzhou chemical CO.,LTD.	CHINA
1419	Tin	So Accurate Refining Group	UNITED STATES	CID001754
1420	Tin	Soft Metais Ltda.	BRAZIL	CID001758
1421	Tin	Solar Applied Materials Technology Corp.	TAIWAN	CID001761
1422	Tin	SOLDER COAT CO.,LTD	JAPAN	—
1423	Tin	Solderindo	INDONESIA
1424	Tin	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
1425	Tin	SORIMETAL	FRANCE

	Metal	Smelter Name	Smelter Country	Smelter ID*
1426	Tin	Spectro	UNITED STATES	Spectro
1427	Tin	STANCHEM Sp. j. (trader)	INDONESIA
1428	Tin	Stanchem Sp. J. (Trader)	INDONESIA	Smelter Not Listed
1429	Tin	Standard Sp Z O.O.	POLAND	Smelter Not Listed
1430	Tin	Stanton Moss	UNITED STATES	Stanton Moss
1431	Tin	State Metal	UNITED STATES	State Metal
1432	Tin	Steel Dynamics	UNITED STATES
1433	Tin	Stretti	MALAYSIA	CID001788
1434	Tin	Süddeutsche Metallhandels-gesellschaft mbH	GERMANY
1435	Tin	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
1436	Tin	SUN SURFACE TECHNOLOGY CO.,LTD	CHINA	Smelter Not Listed
1437	Tin	Sundwiger Messingwerk GmbH & Co.KG	GERMANY
1438	Tin	Super Dragon Technology Co., Ltd.	TAIWAN
1439	Tin	Super Ligas	BRAZIL	CID002756
1440	Tin	Suzhou Cangsong Metal Product Co., Ltd	CHINA	Smelter Not Listed
1441	Tin	Suzhou Cloud Kun Metal Material Co. Ltd	CHINA	Smelter Not Listed
1442	Tin	Suzhou Co. Ltd.	CHINA	Smelter Not Listed
1443	Tin	Suzhou Feixiang Solder Materials Co., Ltd.	CHINA
1444	Tin	Suzhou Jinyi jewelry factory	CHINA
1445	Tin	Suzhou Xintang Material Supply Station	CHINA	Smelter Not Listed
1446	Tin	swissmetal	SWITZERLAND
1447	Tin	Swopes Salvage	UNITED STATES
1448	Tin	TaeguTec Ltd.	KOREA, REPUBLIC OF
1449	Tin	Tai nian gao keji gufen youxian gongsi	CHINA
1450	Tin	tai wan qing gao qi ye you xian gong si	CHINA
1451	Tin	Taicang City Nancang Metal Meterial Co.,Ltd	CHINA	CID001845
1452	Tin	Taiwan Total Co. Ltd.	TAIWAN
1453	Tin	Talcang City Nankang Metal Material Co., Ltd	CHINA
1454	Tin	Tamura	JAPAN	CID001873
1455	Tin	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
1456	Tin	TAP	UNITED STATES
1457	Tin	TCC steel	KOREA, REPUBLIC OF	CID001885
1458	Tin	Technic	UNITED STATES
1459	Tin	Teck Metals LTD	CANADA
1460	Tin	TENNANT METAL PTY LTD.	AUSTRALIA	CID001893
1461	Tin	Tennessee Aluminum Processors	UNITED STATES	Tennessee Aluminum Processors
1462	Tin	Termomecanica	BRAZIL
1463	Tin	Thaisarco	THAILAND	CID001898
1464	Tin	The force bridge surface treatment Material Factory	CHINA	CID001907
1465	Tin	The guests China tin smelting co., LTD	CHINA
1466	Tin	The Miller Company	UNITED STATES
1467	Tin	The pine island metal co., LTD	JAPAN
1468	Tin	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916
1469	Tin	Thermox Performance Materials Gmbh		Smelter Not Listed
1470	Tin	Thousand live metal industrial co., LTD	JAPAN
1471	Tin	ThyssenKrupp	GERMANY
1472	Tin	Tiancheng Metal Materials Co., Ltd.	CHINA
1473	Tin	Tianjin Huamei	GERMANY
1474	Tin	Tianshui ling bo technology co., Ltd	CHINA
1475	Tin	Tianshui Longbo Business & Trade Co.	CHINA
1476	Tin	TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	CHINA
1477	Tin	Tin Co. Ltd, Minmetals Ganzhou	CHINA
1478	Tin	Tin Plating Gejiu	CHINA
1479	Tin	Tin Products Manufacturing Co. Ltd.	CHINA
1480	Tin	Tisamatic	MEXICO
1481	Tin	TMC Plating Suppliers Corp.	UNITED STATES
1482	Tin	TODINI AND CO SPA	ITALY
1483	Tin	Tokyo Dengikagaku Kogyo K.K	JAPAN
1484	Tin	Tong Ding Metal Materials Co., Ltd.	CHINA	CID001946
1485	Tin	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
1486	Tin	Trade Secret	INDONESIA
1487	Tin	TRAFILERIE CARLO GNUTTI	ITALY
1488	Tin	Traxys	FRANCE	CID001960
1489	Tin	Trialco	UNITED STATES
1490	Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574
1491	Tin	UBS METALOR	SWITZERLAND
1492	Tin	Ultracore Co., Ltd.	THAILAND
1493	Tin	Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE	Smelter Not Listed
1494	Tin	Umicore SA Business Unit Precious Metals Refining	BELGIUM	CID001980
1495	Tin	UNI BROS METAL PTE LTD	SINGAPORE	CID001984
1496	Tin	UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN	CID001986
1497	Tin	Unit Metalurgi PT Timah (Persero) Tbk	INDONESIA
1498	Tin	UNITED SMELTER	INDONESIA
1499	Tin	UNITED SMELTER	INDONESIA
1500	Tin	Univertical International (Suzhou) Co., Ltd	CHINA	CID001997
1501	Tin	Untracore Co.,Ltd.	THAILAND
1502	Tin	Vac Vacuumschmelze Gmbh & Co Kg		Smelter Not Listed
1503	Tin	Vale Inco, Ltd.	CANADA
1504	Tin	Vedani Carlo Metalli	ITALY
1505	Tin	Vertex Metals Inc.	TAIWAN	CID002486
1506	Tin	Vinto	BOLIVIA
1507	Tin	Vishay Intertechnology	CHINA
1508	Tin	Vitkovicke slevarny	CZECH REPUBLIC

	Metal	Smelter Name	Smelter Country	Smelter ID*
1509	Tin	VQB Mineral and Trading Group JSC	VIET NAM	CID002015
1510	Tin	Walcownia Metali Nieżelaznych "Łabędy" S.A.	POLAND
1511	Tin	Watanabe Plating co.	JAPAN
1512	Tin	WC Heraeus Hanau	GERMANY	CID000712
1513	Tin	WELL FORE SPECIAL WIRE	CHINA	Smelter Not Listed
1514	Tin	WELLEY	TAIWAN	CID002027
1515	Tin	Well-Lin Enterprise Co Ltd	TAIWAN	CID002028
1516	Tin	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
1517	Tin	Westfalenzinn J. Josh KG	GERMANY	CID002035
1518	Tin	Westmetall GmbH & Co.KG	GERMANY	CID002042
1519	Tin	Wfm Brons		Smelter Not Listed
1520	Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036
1521	Tin	Wieland AG	GERMANY
1522	Tin	Wieland Metals	UNITED STATES
1523	Tin	Wieland Werke AG	GERMANY
1524	Tin	Wilhelm Westmetall	GERMANY	CID002042
1525	Tin	Wind Yunnan Nonferrous Metals Co.,Ltd.	CHINA
1526	Tin	Winter Metalle GmbH	GERMANY
1527	Tin	WKK PCB trading Ltd	CHINA
1528	Tin	Wolfram Company CJSC	RUSSIAN FEDERATION	Smelter Not Listed
1529	Tin	Wooshin Metal	KOREA, REPUBLIC OF	CID002427
1530	Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
1531	Tin	Wujiang City luxe Tin Factory	CHINA
1532	Tin	Wuxi Lantronic Electronic Co Ltd	CHINA	CID002059
1533	Tin	wuxi yunxi	CHINA
1534	Tin	Wuxi Yunxi Sanye Solder Factory	CHINA
1535	Tin	WuXiShiYiZhengJiXieSheBeiCompany	CHINA
1536	Tin	Xi Niu Po Management Zone, Dalang Tower, Dongguan, China	CHINA
1537	Tin	Xia yi jinshu gongye(gu)youxian gongsi	TAIWAN
1538	Tin	Xia Yi Metal Industries (shares) Ltd.	TAIWAN
1539	Tin	XIAMEN HONGFA	GERMANY	CID002071
1540	Tin	Xiamen Honglu Tungsten Molybdenum Co Ltd	CHINA	Smelter Not Listed
1541	Tin	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
1542	Tin	XiamenHongfa	CHINA
1543	Tin	Xianghualing Tin Industry Co., Ltd.	CHINA
1544	Tin	Ximao Tin Co. Ltd		Smelter Not Listed
1545	Tin	XIN FURUKAWA METAL(WUXI)CO.,LTD	CHINA
1546	Tin	Xin Tongding	CHINA	CID002430
1547	Tin	XIN WANG copper smelter	CHINA	CID002092
1548	Tin	xingrui noble metal materialCO.LTD	CHINA
1549	Tin	Xinke precision copper strip Co., Ltd.	CHINA	—
1550	Tin	xinmao tin corp .,ltd	CHINA
1551	Tin	Xiyue		Smelter Not Listed
1552	Tin	Ya qiao giye gufen youxian gongsi	TAIWAN
1553	Tin	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA	—
1554	Tin	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
1555	Tin	Ye Chiu Metal (Taicang) Co., Ltd	CHINA	Smelter Not Listed
1556	Tin	YE CHIU METAL SMELTING SDN.BHD	MALAYSIA	—
1557	Tin	Yi ball metal recycling (China) Co., Ltd.	CHINA	Smelter Not Listed
1558	Tin	Yi Chengda Tin Corp.Ltd	CHINA
1559	Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA	CID002121
1560	Tin	Yokohama Metal Co., Ltd.	JAPAN	CID002129
1561	Tin	You nai tong cai(suzhou)youxian gongsi	CHINA
1562	Tin	YTCL,Yuntinic Resources Inc.,Smelting Branch of Yunnan Tin Company Limited,Yun Nan Tin Co. LTD	CHINA	2CHN048
1563	Tin	YTMM	CHINA	—
1564	Tin	Yu Material (Suzhou) Co. Ltd.	CHINA
1565	Tin	YUANG-HSIAN METAL INDUSTRIAL CORP	TAIWAN	—
1566	Tin	Yukenkougiyou	JAPAN	Smelter Not Listed
1567	Tin	yulanTinCo.Ltd	CHINA
1568	Tin	Yun Lan Xi Ye	CHINA
1569	Tin	yun nan xi ye gufen youxian gongsi	CHINA
1570	Tin	Yun Xi	CHINA
1571	Tin	Yun Xiang	CHINA
1572	Tin	Yun”xin Non-Ferrous Electroanalysis Ltd	CHINA
1573	Tin	Yun’an Dian’xi Tin Mine	CHINA
1574	Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
1575	Tin	Yunnan Chengo Electric Smelting Plant	CHINA	CID002162
1576	Tin	Yunnan China Rae Metal Materials Company	CHINA
1577	Tin	YunNan Gejiu Yunxin Electrolyze Limited	CHINA	CID001908
1578	Tin	YunNan Gejiu Yunxin Electrolyze Limited	CHINA	CID002170
1579	Tin	Yunnan Malipo Baiyi Mining Industry Co., Ltd.	CHINA
1580	Tin	Yunnan metallurgical group co., LTD	CHINA
1581	Tin	Yunnan Tin Group (Holding) Company Limited	CHINA	CID002180
1582	Tin	yunnan xi ye gufen youxian gongsi	CHINA	—
1583	Tin	Yunnan xiangyunfeilong Non-Ferrous Metals Co.Ltd.	CHINA
1584	Tin	Yunnan, China Rare Metal Materials Company	CHINA	—
1585	Tin	YunXi group	CHINA
1586	Tin	YUNXIN colored electrolysis Company Limited	CHINA	CID002190
1587	Tin	Yun’xin Non-ferrous Electroanalysis Ltd.	CHINA
1588	Tin	Yutinic Resources	UNITED STATES
1589	Tin	Zhang Yao	MALAYSIA

	Metal	Smelter Name	Smelter Country	Smelter ID*
1590	Tin	Zhangjiagang Yisheng	CHINA
1591	Tin	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
1592	Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
1593	Tin	ZhangzhouMacroRealNon-FerrousMetals	CHINA
1594	Tin	Zhaojin Gold & Silver Refinery Co.,Ltd	CHINA	Smelter Not Listed
1595	Tin	Zhejiang Huangyan Xinqian Electrical Equipment Fittings	CHINA
1596	Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA
1597	Tin	Zhejiang strong soldering materials co., LTD	CHINA
1598	Tin	Zhen Bo Shi Ye Co., Ltd	CHINA	Smelter Not Listed
1599	Tin	Zhongguo guang nan dai xi jituan	CHINA	—
1600	Tin	ZhongShi	CHINA	CID002223
1601	Tin	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
1602	Tin	Zhuhai Horyison Solder Co.,Ltd	CHINA	Not Listed
1603	Tin	Zhuhai Quanjia	CHINA
1604	Tin	Zhuzhou Cemented Carbide	CHINA	CID002232
1605	Tin	ZHUZHOU SMELTER GROUP CO., LTD	CHINA
1606	Tin	Zi Jin Copper	CHINA	Smelter Not Listed
1607	Tin	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243
1608	Tin	Zong Yang Industrial Co., Ltd.	TAIWAN	Smelter Not Listed
1609	Tin	Zong yang shiye youxian gongsi	TAIWAN
1610	Tin	Zu Hai Haiyuxin Tin Products Co., Ltd.	CHINA
1611	Tin	Zuhai Horyison Solder Co.,Ltd.	CHINA
1612	Tungsten	Hitachi Metals, Ltd.,	JAPAN
1613	Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004
1614	Tungsten	ACL Metais Eireli	BRAZIL	CID002833
1615	Tungsten	Advanced Chemical Company	UNITED STATES	CID000015
1616	Tungsten	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
1617	Tungsten	Air Liquide Far Eastern (ALFE)	KOREA, REPUBLIC OF
1618	Tungsten	Air Products	UNITED STATES	—
1619	Tungsten	AK Steel Corp	UNITED STATES
1620	Tungsten	Alldyne Powder Technologies (ATI Firth Sterling)	UNITED STATES
1621	Tungsten	Allied material Corp	UNITED STATES
1622	Tungsten	Alloys Imphy	FRANCE
1623	Tungsten	Alluter Technology (Shenzhen) Co., Ltd	CHINA
1624	Tungsten	Alta Group	UNITED STATES
1625	Tungsten	Altlantic Metals	UNITED STATES
1626	Tungsten	Amalgamated Metal Corp	CHINA	Smelter Not Listed
1627	Tungsten	AMP CO METAL (Foshan) CO, LTD	CHINA	Smelter Not Listed
1628	Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502
1629	Tungsten	ASSAB	TAIWAN
1630	Tungsten	ATI	JAPAN	Smelter Not Listed
1631	Tungsten	ATI Firth Sterling	CHINA	Smelter Not Listed
1632	Tungsten	ATI,ATI Firth Sterling,ATI Metalworking Products,ATI Metalworking,ATI Metals,Allydne,Allydne Powder Technologies	UNITED STATES	4USA001
1633	Tungsten	Atlantic Metals	UNITED STATES	—
1634	Tungsten	Axis Material Limited	JAPAN
1635	Tungsten	BeiJing General Research Institute of Mining & Metallurgy	CHINA	—
1636	Tungsten	Beijing Tian-Long Tungsten & Molybdenum Co., Ltd.	CHINA
1637	Tungsten	Beijing Zenith Materials	CHINA	CID000149
1638	Tungsten	Bejing Tian-long	CHINA
1639	Tungsten	Bruweiler Precise Sales Co.	UNITED STATES	CID000171
1640	Tungsten	Buffalo Tungsten	CHINA	—
1641	Tungsten	Buffalo Tungsten	UNITED STATES	CID000174
1642	Tungsten	Canon-Muskegon Corp	UNITED STATES
1643	Tungsten	Carbografite Equipamentos Industrials Ltda		Smelter Not Listed
1644	Tungsten	Cb-Ceratizit Cn	CHINA	Smelter Not Listed
1645	Tungsten	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
1646	Tungsten	Central Glass / Japan	JAPAN
1647	Tungsten	Ceratizit S.A	LUXEMBOURG	Smelter Not Listed
1648	Tungsten	CERATIZIT S.A.	LUXEMBOURG	Smelter Not Listed
1649	Tungsten	ChangChun up-optech	CHINA
1650	Tungsten	CHENGDU HONG BO INDUSTRIAL CO., LTD.	CHINA
1651	Tungsten	Chengtong Electrical Appliance Factory	CHINA
1652	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
1653	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513
1654	Tungsten	Chenzhou,Chenzhou Mining Group	CHINA	4CHN018
1655	Tungsten	China Alluter Technology (Shenzhen) Co.,Ltd.	CHINA	—
1656	Tungsten	China Minimetals Nonferrous Metals Co., Ltd.	CHINA	4CHN003
1657	Tungsten	China National Non-Ferrous & Jiangxi corporation limited	CHINA	CID002318
1658	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
1659	Tungsten	Chunbao Carbide Science & Technology Co., Ltd	TAIWAN	Smelter Not Listed
1660	Tungsten	Cooper Santa	SPAIN	CID00295
1661	Tungsten	CTS Industries	SINGAPORE
1662	Tungsten	CWB Materials	UNITED STATES	—
1663	Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	CID002518
1664	Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA	CID000345
1665	Tungsten	Degutea	KOREA, REPUBLIC OF	CID000350
1666	Tungsten	Elemetal Refining, LLC	UNITED STATES	CID001322
1667	Tungsten	Elmet	CHINA
1668	Tungsten	ERAMET	FRANCE
1669	Tungsten	Eurotungstene	FRANCE	Smelter Not Listed
1670	Tungsten	Evraz Stratcor, Inc.	CHINA
1671	Tungsten	Exotech Inc.	UNITED STATES	CID000456

	Metal	Smelter Name	Smelter Country	Smelter ID*
1672	Tungsten	Fort Wayne Wire Die	UNITED STATES
1673	Tungsten	Foshan Nanhai Xihai Metal Material Co Ltd	CHINA	Smelter Not Listed
1674	Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499
1675	Tungsten	Gallatin Steel	UNITED STATES
1676	Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA	CID002531
1677	Tungsten	Ganzhou Grand Sea W and Mo Company,Ganzhou Grand Sea,Ganzhou Sinda W&Mo Co. Ltd.,Ganzhou Sinda,Ganzhou Sea Dragon,Ganzhou Hailong W & Mo Co. Ltd.	CHINA	4CHN016
1678	Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA
1679	Tungsten	GANZHOU HONGFEI W&Mo MATERIALS CO.,LTD.	CHINA
1680	Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
1681	Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
1682	Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	CID000868
1683	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
1684	Tungsten	GANZHOU SINDA W&Mo CO,.LTD.	CHINA	—
1685	Tungsten	GANZHOU TEJING TUNGSTEN & MOLYBDENUM CO.,LTD	CHINA	—
1686	Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536
1687	Tungsten	GE Appliance & Lighting	UNITED STATES
1688	Tungsten	Gerard Daniel Worldw	UNITED STATES
1689	Tungsten	Global Tungsten & Powders Corp.	UNITED STATES	CID000568
1690	Tungsten	Golden Egret	CHINA
1691	Tungsten	Guangdong Guangzhou Guangsheng Non-Ferrous Import & Export Co. Ltd.	CHINA	Smelter Not Listed
1692	Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
1693	Tungsten	H.C. Starck GmbH	GERMANY	CID002541
1694	Tungsten	H.C. Starck Inc.	UNITED STATES	CID002548
1695	Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002542
1696	Tungsten	Heraeus Ltd. Hong Kong	CHINA	CID000707
1697	Tungsten	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711
1698	Tungsten	Heyuan carbide co., LTD	CHINA
1699	Tungsten	Hitachi	JAPAN
1700	Tungsten	Hi-Temp Specialty Metal Incorporated	UNITED STATES	CID000733
1701	Tungsten	Hi-Temp Specialty Metals, Inc.	UNITED STATES	CID000731
1702	Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766
1703	Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767
1704	Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	CID002579
1705	Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA	CID002578
1706	Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769
1707	Tungsten	Huzhou Cemented Carbide Works Imp. & Exp. Co	CHINA	Smelter Not Listed
1708	Tungsten	Huzhou Cemeted Carbide Works Imp. & Exp. Co	CHINA
1709	Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649
1710	Tungsten	IBG China	CHINA
1711	Tungsten	IES Technical Sales	UNITED STATES	CID000788
1712	Tungsten	ILJIN DIAMOND CO., LTD	KOREA, REPUBLIC OF
1713	Tungsten	Integrated Circuit	KOREA, REPUBLIC OF
1714	Tungsten	Istanbul Gold Refinery	TURKEY	CID000814
1715	Tungsten	Izawa Metal Co., Ltd	JAPAN
1716	Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825
1717	Tungsten	Jiangsu Hetian Technological Material Co. Ltd	JAPAN	Smelter Not Listed
1718	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
1719	Tungsten	Jiangxi Copper Company Limited	CHINA	CID000855
1720	Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	CID002647
1721	Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321
1722	Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
1723	Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA	CID002493
1724	Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318
1725	Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317
1726	Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	CID002535
1727	Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
1728	Tungsten	Jinzhou Xingye Smelt Duty Corp., Ltd.	CHINA	Smelter Not Listed
1729	Tungsten	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
1730	Tungsten	JNM,Mitsubishi Materials Corporation,Mitsubishi	JAPAN	4JPN017
1731	Tungsten	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
1732	Tungsten	Kanto Denka Kogyo Co., Ltd.	Japan
1733	Tungsten	Kanto Denka Kogyo Co., Ltd.	CHINA	CID000953
1734	Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN
1735	Tungsten	KEMET Blue Powder	UNITED STATES	CID002568
1736	Tungsten	Kennametal Fallon	UNITED STATES	CID000966
1737	Tungsten	Kennametal Huntsville	UNITED STATES	CID000105
1738	Tungsten	Kennecott Utah Copper LLC	UNITED STATES	CID000969
1739	Tungsten	KYOCERA	JAPAN
1740	Tungsten	KYORITSU GOKIN CO., LTD.	JAPAN
1741	Tungsten	Luoyang Kewei Molybdenum & Tungsten Co. LTD	CHINA	NA
1742	Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd	CHINA
1743	Tungsten	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
1744	Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319
1745	Tungsten	Materion	UNITED STATES	CID001113
1746	Tungsten	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
1747	Tungsten	Metal do	JAPAN
1748	Tungsten	Metallo-Chimique N.V.	BELGIUM	CID002773
1749	Tungsten	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149
1750	Tungsten	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152
1751	Tungsten	Metalor USA Refining Corporation	UNITED STATES	CID001157
1752	Tungsten	Micro 100	UNITED STATES
1753	Tungsten	Midwest Tungsten Wire Co.	UNITED STATES	CID001167
1754	Tungsten	Minpro AB	SWEDEN
1755	Tungsten	Minsur	PERU	CID001182

	Metal	Smelter Name	Smelter Country	Smelter ID*
1756	Tungsten	Mitsubishi Materials Corporation	JAPAN	CID001188
1757	Tungsten	Mitsubishi Materials Corporation	JAPAN	CID001191
1758	Tungsten	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
1759	Tungsten	Moliren Ltd	RUSSIAN FEDERATION	CID002845
1760	Tungsten	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	CID001220
1761	Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA	CID001228
1762	Tungsten	Niagara Refining LLC	UNITED STATES	CID002589
1763	Tungsten	Niagara Refining LLC	UNITED STATES	CID002589
1764	Tungsten	Nihon Superior Co.,Ltd	JAPAN
1765	Tungsten	NIHON SUPERIOR	JAPAN
1766	Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LID	CHINA
1767	Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
1768	Tungsten	Nippon Micrometal Corp	JAPAN	Smelter Not Listed
1769	Tungsten	Nippon Steel	JAPAN
1770	Tungsten	Nippon Tungsten (Shanghai) Commerce Co., Ltd.	CHINA	—
1771	Tungsten	NIPPON TUNGSTEN CO., LTD.	JAPAN
1772	Tungsten	NIPPON TUNGSTEN CO., LTD.	JAPAN	Supplier
1773	Tungsten	NipponMicrometalCop	JAPAN
1774	Tungsten	North American Tungsten	CANADA	CID001303
1775	Tungsten	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	CID001305
1776	Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	CID002543
1777	Tungsten	Operaciones Metalurgical S.A.	BOLIVIA	CID001337
1778	Tungsten	Philippine Chuangin Industrial Co., Inc.	PHILIPPINES	CID002827
1779	Tungsten	Plansee	AUSTRIA	CID001368
1780	Tungsten	Plansee	SWEDEN
1781	Tungsten	Plansee SE Liezen	AUSTRIA	CID002540
1782	Tungsten	Plansee SE Reutte	AUSTRIA	CID002556
1783	Tungsten	Praxair	UNITED STATES	CID001383
1784	Tungsten	PT Bukit Timah	INDONESIA	CID001428
1785	Tungsten	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482
1786	Tungsten	ROHM & HAAS	UNITED STATES	Smelter Not Listed
1787	Tungsten	Saganoseki Smelter & Refinery	JAPAN
1788	Tungsten	Sandvik	UNITED STATES
1789	Tungsten	Sandvik Material Technology	SWEDEN	CID001565
1790	Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	CID002538
1791	Tungsten	Saratovskoe predpriyatie Promelectronika	RUSSIAN FEDERATION
1792	Tungsten	SEMPSA Joyerĺa Platerĺa SA	SPAIN	CID001585
1793	Tungsten	Sendi (Japan): Kyocera Corporation	JAPAN
1794	Tungsten	Sichuan Metals & Materials Imp & Exp Co	CHINA	4CHN011
1795	Tungsten	Sincemat Co., Ltd.	CHINA
1796	Tungsten	SIPING NIPPON TUNGSTEN INDUSTIALS CO.,LTD	JAPAN	CID001747
1797	Tungsten	SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA
1798	Tungsten	So Accurate Group, Inc.	UNITED STATES	CID001754
1799	Tungsten	Solar Applied Materials Technology Corp.	TAIWAN	CID001761
1800	Tungsten	Soleras	UNITED STATES	Smelter Not Listed
1801	Tungsten	Sothern Carbide		Smelter Not Listed
1802	Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	CID002815
1803	Tungsten	Starck,Stark,HCS,HC Starck,H.C. Starck	GERMANY	4DEU008
1804	Tungsten	Sumitomo	CHINA
1805	Tungsten	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
1806	Tungsten	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
1807	Tungsten	Sunaga Tungsten	JAPAN	CID001805
1808	Tungsten	Sylham	UNITED STATES	CID001832
1809	Tungsten	Taegutec	KOREA, REPUBLIC OF	CID001839
1810	Tungsten	Taiyo Nippon Sanso Taiwan	KOREA, REPUBLIC OF	CID001861
1811	Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN
1812	Tungsten	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
1813	Tungsten	Tantalite Resources	SOUTH AFRICA	Smelter Not Listed
1814	Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	CID001889
1815	Tungsten	Thaisarco	THAILAND	CID001898
1816	Tungsten	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916
1817	Tungsten	ThyssenKrupp Steel	UNITED STATES
1818	Tungsten	Toshiba Material Co., Ltd	CHINA	—
1819	Tungsten	Tosoh	JAPAN
1820	Tungsten	Tosoh	UNITED STATES	CID001958
1821	Tungsten	Treibacher Industrie AG	AUSTRIA	Smelter Not Listed
1822	Tungsten	Triumph Northwest	UNITED STATES	CID001962
1823	Tungsten	TUNGALOY CORPORATION	JAPAN
1824	Tungsten	ugitech	FRANCE
1825	Tungsten	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969
1826	Tungsten	ULVAC,Inc	JAPAN
1827	Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	CID002011
1828	Tungsten	VOSS METALS COMPANY, INC.	UNITED STATES	—
1829	Tungsten	Wah Lee Industrial Corp.,	TAIWAN
1830	Tungsten	WBH,Wolfram [Austria]	AUSTRIA	4AUT012
1831	Tungsten	Weartech		Smelter Not Listed
1832	Tungsten	Western Metal Materials Co.,ltd	CHINA
1833	Tungsten	Williams Brewster	UNITED STATES
1834	Tungsten	Wogen	RUSSIAN FEDERATION
1835	Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044
1836	Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION	CID002532
1837	Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	CID002843
1838	Tungsten	W-Si	JAPAN
1839	Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd	CHINA

	Metal	Smelter Name	Smelter Country	Smelter ID*
1840	Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	CHINA
1841	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
1842	Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
1843	Tungsten	Xianglu Tungsten Industry Co. Ltd.	CHINA	4CHN002
1844	Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	CID002830
1845	Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095
1846	Tungsten	XTC,XTC Haicang,XTC H.C.	CHINA	4CHN014
1847	Tungsten	Yokohama Metal Co., Ltd.	JAPAN	CID002129
1848	Tungsten	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
1849	Tungsten	Yuntinic Resources	UNITED STATES
1850	Tungsten	Zhangyuan Tungsten Co Ltd	CHINA	4CHN004
1851	Tungsten	Zhuzhou Cemented Carbide	CHINA	CID002232
1852	Tungsten	Zhuzhou Decheng Nonferrous Metals Industrial Co., Ltd.	CHINA
1853	Tungsten	Zhuzhou Kingdon Industrial & Commercial Co	CHINA
1854	Tungsten	Zigong Cemented Carbide Co., Ltd, Chengdu Branch	CHINA
1855	Tungsten	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243